Forward Looking Statements
 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

1/24/2005

Colonial Properties Trust

TABLE OF CONTENTS
	Overview and Contact Information	1
1.	Quarterly Earnings Announcement and Financial Statements	2
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	6
	Dividend Summary/Shares & Units	7
	Segment Data Summary (Divisional NOI)	7
	Segment Data & Reconciliation (Divisional NOI)	8
	Divisional NOI Breakout: By Sector & Market	11
	EBITDA Reconciliation	12
	Supplemental Data	12
	Coverage Ratios	13
	Investment Activities	14
	Capital Expenditures, Tenant Improvements & Leasing Commissions	15
	Debt Summary/Total Market Capitalization	16
	Current Development Pipeline	17
	Property Acquisition & Disposition Detail	18
	Unconsolidated Partnerships Summary	19
3.	Equity Issues: Common & Preferred	20
4.	Debt Summary	24
5.	Multifamily Division Summary
	Divisional NOI	28
	Operational Statistics	29
	Occupancy Schedule	31
6.	Office Division Summary
	Divisional NOI	35
	Operational Statistics	36
	Lease Expiration/Tenant Concentration	37
	Leasing Execution	38
	Occupancy Schedule	39
7.	Retail Division Summary
	Divisional NOI	42
	Operational Statistics	43
	Tenant Performance	45
	Capex/Lease Expiration/Tenant Concentration	46
	Leasing Execution	47
	Occupancy Schedule	48
8.	Market Demographics	52
9.	Glossary of Terms	53

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
-	Diversified Property Portfolio
-	Investment in High Growth Sunbelt Cities
-	Operating Excellence
-	Mixed Use Investment
-	Acquisitions/Development/Dispositions
-	Balance Sheet Management

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	704-376-1774 704-376-3393 — fax
205-250-8700	800-645-3917
205-250-8890 — fax	bpooley@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.
Investor Relations: 800-730-6001
www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt	212-816-0231
Green Street Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

GUIDANCE

	FYE 2005 Range		1Q 2005 Range
Fully Diluted Earnings per Share	$2.86	$2.94	$1.03	$1.05
Plus: Real Estate Depreciation & Amortization	2.28	2.28	0.80	0.80
Less: Gain on Sale of Assets	(1.46)	(1.46)	(0.96)	(0.96)

Fully Diluted Funds from Operations per Share	$3.68	$3.76	$0.87	$0.89

4Q04	-1-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2004

BALANCE SHEET

($ in 000s)	As of	As of
	12/31/2004	12/31/2003

ASSETS
Real Estate Investments
Operating Properties	$2,700,016	$2,378,835
Undeveloped Land & Construction in Progress	158,954	114,262

Total Real Estate, before Depreciation	2,858,970	2,493,097

Less: Accumulated Depreciation	(437,635)	(419,827)
Real estate assets held for sale, net	167,712	11,691

Net Real Estate Assets	2,589,047	2,084,961

Cash and Equivalents	10,725	8,070
Restricted Cash	2,333	1,879
Accounts Receivable, net	20,642	10,262
Notes Receivable	906	2,504
Prepaid Expenses	11,238	6,587
Deferred Debt and Lease Costs	36,749	25,832
Investment in Unconsolidated Subsidiaries	65,472	37,496
Other Assets	64,230	17,336

Total Assets	$2,801,343	$2,194,927

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$239,970	$205,935
Notes and Mortgages Payable	1,615,817	1,050,145
Mortgages Payable related to real estate held for sale	—	11,785

Total Long-Term Liabilities	1,855,787	1,267,865

Other Liabilities	74,548	55,275

Total Liabilities	1,930,335	1,323,140

MINORITY INTEREST & EQUITY

Minority Interest	1,389	—

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000

Common Equity, including Minority Interest	594,619	596,787

Total Equity, including Minority Interest	871,008	871,787

Total Liabilities and Equity	$2,801,343	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	12/31/2004	12/31/2003

Basic
Shares	27,599	26,395
Operating Partnership Units (OP Units)	10,373	10,361

Total Shares & OP Units	37,972	36,756

Dilutive Common Share Equivalents	341	266

Diluted
Shares	27,940	26,661
Total Shares & OP Units	38,313	37,022

4Q04	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended			Twelve Months Ended
	12/31/2004	12/31/2003		12/31/2004	12/31/2003
Revenue
Minimum Rent	$77,351	$60,502	27.8%	$276,284	$235,815	17.2%
Percentage Rent	1,359	1,380	-1.5%	2,735	2,494	9.7%
Tenant Recoveries	8,535	7,273	17.4%	30,132	28,777	4.7%
Other Property Related Revenue	5,643	4,220	33.7%	19,977	18,190	9.8%
Other Non-Property Related Revenue	3,648	804	353.7	8,282	4,728	75.2%

Total Revenue	96,536	74,179	30.1%	337,410	290,004	16.3%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,875	5,482	25.4%	25,135	21,807	15.3%
Salaries and Benefits	4,915	3,779	30.1	17,212	14,233	20.9%
Repairs and Maintenance	8,590	6,447	33.2%	30,896	26,790	15.3%
Taxes, Licenses, and Insurance	8,495	6,671	27.3%	31,786	27,034	17.6%

Total Property Operating Expenses	28,875	22,379	29.0%	105,029	89,864	16.9%

General and Administrative	9,078	4,480	102.6%	27,208	19,481	39.7%
Depreciation	23,926	18,324	30.6%	84,475	72,093	17.2%
Amortization	4,845	2,080	132.9%	13,411	7,762	72.8%

Total Operating Expenses	66,724	47,263	41.2%	230,123	189,200	21.6%

Income from Operations	29,812	26,916	10.8%	107,287	100,804	6.4%

Other Income (Expense)
Interest Expense	(22,870)	(16,655)	37.3%	(78,933)	(66,613)	18.5%
Income from Investments	385	155	148.4%	990	130	661.5%
Gain (Loss) on Hedging Activities	245	(35)	-800.0%	387	(361)	-207.2%
Gain on Sale of Property	1,587	1,648	-3.7%	4,608	7,704	-40.2%
Other	(415)	35	-1285.7%	(691)	(121)	471.1%

Total Other Expense	(21,068)	(14,852)	41.9%	(73,639)	(59,261)	24.3%

Income before Minority Interest & Discontinued Operations	8,744	12,064	-27.5%	33,648	41,543	-19.0%

Minority Interest
Minority Interest of limited partners	(245)	—		(281)	—
Minority Interest in CRLP - Preferred	(1,813)	(2,218)	-18.3%	(7,493)	(8,873)	-15.6%
Minority Interest in CRLP - Common	(817)	(1,667)	-51.0%	(3,064)	(3,822)	-19.8%

Total Minority Interest	(2,875)	(3,885)	-26.0%	(10,838)	(12,695)	-14.6%

Income from Continuing Operations	5,869	8,179	-28.2%	22,810	28,848	-20.9%

Discontinued Operations
Income from Discontinued Operations	7,178	7,034	2.0%	22,114	22,477	-1.6%
Gain (Loss) on Disposal of Discontinued Operations	10,531	388	2614.2%	21,832	10,762	102.9%
Minority Interest in Discontinued Operations	(4,838)	(2,103)	130.1%	(12,138)	(9,822)	23.6%

Income from Discontinued Operations	12,871	5,319	142.0%	31,808	23,417	35.8%

Net Income	18,740	13,498	38.8%	54,618	52,265	4.5%

Dividends to Preferred Shareholders	(3,695)	(3,696)	0.0%	(14,781)	(15,284)	-3.3%
Preferred Share Issuance Costs	—	—		—	(4,451)	-100.0%

Net Income Available to Common Shareholders	$15,045	$9,802	53.5%	$39,837	$32,530	22.5%

Earnings per Share - Basic Continuing Operations	$0.08	$0.17	-52.9%	$0.30	$0.37	-18.9%
Discontinued Operations	0.47	0.20	135.0%	1.17	0.94	24.5%

EPS - Basic	$0.55	$0.37	48.6%	$1.47	$1.30	13.1%

Earnings per Share - Diluted Continuing Operations	$0.08	$0.17	-52.9%	$0.29	$0.36	-19.4%
Discontinued Operations	0.46	0.20	130.0%	1.16	0.93	24.7%

EPS - Diluted	$0.54	$0.37	45.9%	$1.45	$1.29	12.4%

4Q04	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2004

FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended			Twelve Months Ended
	12/31/2004	12/31/2003		12/31/2004	12/31/2003
Net Income Available to Common Shareholders	$15,045	$9,802	53.5%	$39,837	$32,530	22.5%
Minority Interest in CRLP (Operating Ptr Unitholders)	5,655	3,770	50.0%	15,202	13,644	11.4%

Total	20,700	13,572	52.5%	55,039	46,174	19.2%

Adjustments - Consolidated Properties
Depreciation - Real Estate	24,466	20,221	21.0%	90,659	79,006	14.7%
Amortization - Real Estate	3,819	1,188	221.5%	9,482	4,367	117.1%
Remove: Gain/(Loss) on Sale of Property	(5,845)	(2,036)	187.1%	(19,517)	(18,463)	5.7%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,424	2,050	-30.5%	4,357	8,040	-45.8%

Total Adjustments - Consolidated	23,864	21,423	11.4%	84,981	72,950	16.5%

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,649	1,000	64.9%	4,562	3,844	18.7%
Amortization - Real Estate	7	15	-53.3%	89	83	7.2%
Remove: Gain/(Loss) on Sale of Property	(6,267)	—		(7,061)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—

Total Adjustments - Unconsolidated	(4,611)	1,015	-554.3%	(2,410)	3,927	-161.4%

Funds from Operations	$39,953	$36,010	10.9%	$137,610	$123,051	11.8%

FFO per Share
Basic	$1.06	$0.98	7.6%	$3.67	$3.47	5.7%
Diluted	$1.05	$0.97	7.7%	$3.64	$3.45	5.5%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended			Twelve Months Ended
	12/31/2004	12/31/2003		12/31/2004	12/31/2003
Basic
Shares	27,467	26,267	4.6%	27,121	24,965	8.6%
Operating Partnership Units (OP Units)	10,323	10,390	-0.6%	10,347	10,451	-1.0%

Total Shares & OP Units	37,790	36,657	3.1%	37,468	35,416	5.8%

Dilutive Common Share Equivalents	372	398	-6.6%	341	266	28.1%

Diluted
Shares	27,839	26,665	4.4%	27,462	25,231	8.8%
Total Shares & OP Units	38,162	37,055	3.0%	37,808	35,682	6.0%

4Q04	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2004

FOURTH QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Twelve Months Ended
	12/31/2004	12/31/2003		12/31/2004	12/31/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	16,294	15,440	5.5%	61,260	59,250	3.4%
Office	15,799	15,791	0.1%	63,238	65,224	-3.0%
Retail	28,085	27,699	1.4%	99,805	98,323	1.5%

Total Same-Property	60,178	58,930	2.1%	224,303	222,797	0.7%

Less: Unconsolidated Assets	(989)	(857)		(3,492)	(2,939)

Same-Property NOI, Consolidated	59,189	58,073		220,811	219,858

Divisional Non Same-Property NOI
Multifamily	6,096	635		14,037	2,640
Office	2,016	242		6,718	602
Retail	7,028	2,999		18,652	10,841

Total Non-Same Property	15,140	3,876		39,407	14,083

Less: Unconsolidated Assets	(2,198)	(1,819)		(6,633)	(3,388)

Non Same-Property NOI, Consolidated	12,942	2,057		32,774	10,695

Divisional Total NOI
Multifamily	22,390	16,075	39.3%	75,297	61,890	21.7%
Office	17,815	16,033	11.1%	69,956	65,826	6.3%
Retail	35,113	30,698	14.4%	118,457	109,164	8.5%

Total Divisional NOI	75,318	62,806	19.9%	263,710	236,880	11.3%

Less: NOI, Unconsolidated	(3,187)	(2,676)		(10,125)	(9,355)
Less: Discontinued Operations	(7,844)	(9,145)		(28,989)	(31,906)
Unallocated Corporate Rev	3,648	811		8,282	4,578
Other Expense	(274)	(7)		(497)	(57)
General & Administrative Expenses	(9,078)	(4,480)		(27,208)	(19,481)
Depreciation	(23,926)	(18,324)		(84,475)	(72,093)
Amortization	(4,845)	(2,080)		(13,411)	(7,762)

Income from Operations, restated for additional discontinued operations	29,812	26,905		107,287	100,804
Total Other Income (Expense)	(21,068)	(14,852)		(73,639)	(59,261)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	8,744	12,053		33,648	41,543

Add: Discontinued Operations Income, post 4Q 2003	—	6,907		—	22,224

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	8,744	18,960		33,648	63,767

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

4Q04	- 5 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960	$15,045	$39,835

Earnings per Share
- Basic	$0.52	$0.16	$0.26	$0.37	$1.30	$0.50	$0.24	$0.18	$0.55	$1.47
growth	-13.1%	-84.2%	-51.5%	-23.8%	-50.4%	-3.5%	48.6%	-30.0%	48.6%	12.2%
- Diluted	$0.52	$0.16	$0.26	$0.37	$1.29	$0.50	$0.24	$0.18	$0.54	$1.45
growth	-13.8%	-84.0%	-51.1%	-23.4%	-50.0%	-4.8%	47.0%	-30.9%	45.9%	10.7%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960	$15,045	$39,835
Minority Int. in CRLP (Cont & Disc)	5,512	1,634	2,729	3,770	13,645	5,202	2,463	1,884	5,655	15,204

Total	17,621	5,441	9,539	13,573	46,174	18,591	8,904	6,844	20,700	55,039

Adjustments - Consolidated
Depreciation - Real Estate	19,381	19,807	19,597	20,221	79,006	20,728	21,554	23,911	24,466	90,659
Amortization - Real Estate	1,125	1,018	1,035	1,188	4,367	1,399	1,797	2,467	3,819	9,482
Extraordinary (Income)/Loss	—	—	—		—	—	—			—
’-’:(Gain)/Loss-Sale of Prop	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)	(2,468)	(5,845)	(19,517)
’+’:Gain/(Loss)-Undeprec Prop	151	2,004	3,836	2,050	8,040	1,008	1,115	813	1,424	4,360

Total Adjustments - Cons.	11,001	20,552	19,976	21,423	72,951	12,742	23,655	24,723	23,864	84,984
Adjustments - Unconsolidated
Depreciation - Real Estate	940	939	963	1,000	3,844	1,041	918	955	1,649	4,562
Amortization - Real Estate	32	23	14	15	83	16	20	46	7	89
Extraordinary (Income)/Loss	—	—	—	—	—	—	—	—	—	—
’-’:(Gain)/Loss-Sale of Prop	—	—	—	—	—	—	(799)	1	(6,267)	(7,065)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—	—	—

Total Adjustments - Uncons.	972	962	978	1,015	3,927	1,057	139	1,002	(4,611)	(2,413)

Funds from Operations	$29,594	$26,955	$30,492	$36,011	$123,052	$32,390	$32,698	$32,569	$39,953	$137,609

FFO Per Share
- Basic	$0.88	$0.78	$0.84	$0.98	$3.47	$0.87	$0.87	$0.87	$1.06	$3.67
growth	-2.7%	-15.4%	-10.8%	-9.9%	-9.7%	-0.1%	12.5%	3.5%	7.6%	5.8%
- Diluted	$0.87	$0.77	$0.83	$0.97	$3.45	$0.87	$0.87	$0.86	$1.05	$3.64
growth	-2.6%	-15.2%	-10.7%	-10.3%	-9.6%	-0.6%	12.4%	3.3%	7.7%	5.7%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

4Q04	- 6 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Price per Share (End of Period)	$33.08	$35.19	$36.03	$39.60		$40.80	$38.53	$40.22	$39.27
Dividend Per Share	$0.665	$0.665	$0.665	$0.665	$2.660	$0.67	$0.67	$0.67	$0.67	$2.68
Dividend Yield (End of Period)	8.0%	7.6%	7.4%	6.7%		6.6%	7.0%	6.7%	6.8%

Payout
Dividend/EPS - Diluted	127.9%	415.6%	255.8%	179.7%	206.2%	135.3%	284.8%	373.0%	124.1%	184.8%
Dividend/FFO - Diluted	76.4%	86.3%	80.0%	68.4%	77.1%	77.4%	77.3%	78.1%	64.0%	73.6%

See Funds from Operations Reconciliation on page 8 for a reconciliation of FFO to earnings. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS
Shares
Basic - Weighted Avg	23,236	24,312	26,002	26,267	24,965	26,670	27,089	27,252	27,467	27,121
Diluted - Weighted Avg	23,405	24,562	26,275	26,666	25,232	27,045	27,382	27,615	27,839	27,462
Outstanding (End of Period)	23,529	25,882	26,116	26,395		26,933	27,191	27,319	27,599

Units
Weighted Avg	10,576	10,420	10,420	10,390		10,361	10,358	10,345	10,323	10,347
Outstanding (End of Period)	10,420	10,420	10,420	10,361		10,361	10,345	10,345	10,373

Shares & Units
Basic - Weighted Avg	33,812	34,732	36,421	36,657	35,416	37,031	37,447	37,597	37,790	37,468
Diluted - Weighted Avg	33,981	34,982	36,695	37,055	35,682	37,406	37,740	37,960	38,162	37,809
Outstanding (End of Period)	33,949	36,302	36,535	36,756		37,294	37,536	37,664	37,972

SEGMENT DATA SUMMARY *(1)
Same-Property Portfolio *(2)
Divisional Revenues	78,944	80,985	79,356	83,776	323,060	79,382	79,876	81,608	86,009	326,875
Divisional Expenses	24,421	25,257	25,740	24,846	100,264	24,705	25,322	26,715	25,831	102,573

Divisional NOI	54,523	55,728	53,616	58,930	222,797	54,677	54,554	54,893	60,178	224,302

Divisional NOI Margin	69.1%	68.8%	67.6%	70.3%	69.0%	68.9%	68.3%	67.3%	70.0%	68.6%

growth *(3)	-2.4%	-4.8%	-4.6%	0.0%	-2.9%	0.3%	-2.1%	2.4%	2.1%	0.7%

Same-Property without Terminations
Lease Terminations	(636)	(2,412)	(261)	(193)	(3,503)	(491)	(639)	(984)	(466)	(2,580)

Divisional NOI w/o Term.	53,887	53,316	53,355	58,737	219,294	54,186	53,915	53,909	59,712	221,722

growth w/o terminations	-2.9%	-4.0%	-1.6%	1.2%	-1.8%	0.6%	1.1%	1.0%	1.7%	1.1%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property - Consolidated Properties
NOI from Unconsolidated Assets	(727)	(677)	(678)	(857)	(2,939)	(843)	(768)	(892)	(989)	(3,492)

Divisional NOI - Consolidated	53,796	55,051	52,938	58,073	219,858	53,834	53,786	54,001	59,189	220,810

growth - consolidated properties						0.1%	-2.3%	2.0%	1.9%	0.4%

Total Portfolio
Divisional Revenues	85,939	87,180	85,283	90,860	349,262	89,132	91,953	100,003	110,232	391,319
Divisional Expenses	27,517	28,296	28,514	28,055	112,382	28,757	30,216	33,721	34,914	127,607

Divisional NOI	58,422	58,884	56,768	62,806	236,880	60,374	61,737	66,282	75,318	263,712

Divisional NOI Margin	68.0%	67.5%	66.6%	69.1%	67.8%	67.7%	67.1%	66.3%	68.3%	67.4%
growth	5.7%	5.9%	-2.1%	-1.2%	1.9%	3.3%	4.8%	16.8%	19.9%	11.3%

Notes:
(1)	See Segment Data and Reconciliation beginning on page 10.
(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.
(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

4Q04	- 7 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Revenues
Divisional Same-Property Revenues
Multifamily	22,877	23,487	23,873	23,791	94,029	23,757	24,230	24,754	25,343	98,083
Office	22,193	24,714	22,278	22,391	91,576	22,019	21,899	22,953	22,521	89,392
Retail	33,874	32,783	33,204	37,594	137,456	33,607	33,747	33,901	38,144	139,400

Total Same-Property	78,944	80,985	79,356	83,776	323,060	79,382	79,876	81,608	86,009	326,875
Less: Unconsolidated	(1,061)	(1,053)	(1,152)	(1,275)	(4,541)	(1,211)	(1,160)	(1,291)	(1,388)	(5,050)

Same-Prop Rev, Cons.	77,883	79,932	78,204	82,501	318,519	78,171	78,716	80,317	84,621	321,825

Divisional Non Same-Property Revenues
Multifamily	1,529	1,102	1,129	1,162	4,921	2,792	4,486	7,077	10,975	25,330
Office	504	427	431	570	1,932	2,009	2,307	2,233	2,749	9,298
Retail	4,962	4,667	4,367	5,353	19,349	4,949	5,283	9,085	10,500	29,817

Total Non-Same Property	6,995	6,195	5,927	7,084	26,201	9,750	12,077	18,394	24,223	64,444

Less: Unconsolidated	(2,866)	(2,874)	(2,794)	(3,167)	(11,701)	(2,852)	(2,714)	(2,912)	(3,913)	(12,391)

Non Same-Prop Rev, Consolidated	4,129	3,321	3,133	3,917	14,500	6,898	9,363	15,482	20,310	52,053

Divisional Total Revenues
Multifamily	24,406	24,589	25,002	24,953	98,949	26,548	28,716	31,831	36,318	123,413
Office	22,697	25,142	22,709	22,960	93,508	24,028	24,206	25,186	25,270	98,690
Retail	38,836	37,450	37,571	42,947	156,805	38,556	39,030	42,986	48,644	169,217

Total Divisional Revenues	85,939	87,180	85,283	90,860	349,262	89,132	91,953	100,003	110,232	391,319

Less: Unconsolidated Revenues	(3,927)	(3,927)	(3,946)	(4,442)	(16,242)	(4,063)	(3,874)	(4,203)	(5,301)	(17,441)
Discontinued Operations	(12,343)	(11,015)	(11,261)	(13,049)	(47,668)	(11,112)	(10,551)	(11,122)	(11,595)	(44,380)
Unallocated Corporate Rev	982	1,594	1,266	810	4,652	1,305	1,450	1,957	3,200	7,912

Cons. Rev, adj -’04 Disc Ops	70,651	73,832	71,342	74,179	290,004	75,262	78,978	86,635	96,536	337,410

Add: Add’l Disc Ops Rev, post filing	11,608	10,973	11,141	12,461	46,183	10,386	9,733	(134)	—	19,985

Total Consol. Rev, per 10-Q / K	82,259	84,805	82,483	86,640	336,187	85,648	88,711	86,501	96,536	357,395

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures. The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

4Q04	- 8 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)
	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Expenses
Divisional Same-Property Expenses
Multifamily	8,393	8,870	9,163	8,352	34,779	9,042	9,042	9,691	9,049	36,824
Office	6,474	6,634	6,645	6,599	26,352	6,443	6,327	6,662	6,722	26,154
Retail	9,554	9,753	9,931	9,895	39,133	9,220	9,953	10,362	10,060	39,595

Total Same-Property	24,421	25,257	25,740	24,846	100,264	24,705	25,322	26,715	25,831	102,573

Less: Unconsolidated	(333)	(376)	(474)	(418)	(1,601)	(368)	(391)	(400)	(399)	(1,558)

Same-Prop Exp, Consolidated	24,088	24,881	25,266	24,428	98,663	24,337	24,931	26,315	25,432	101,015

Divisional Non Same-Property Expenses
Multifamily	688	556	511	526	2,281	1,332	1,952	3,131	4,878	11,292
Office	340	358	304	328	1,330	584	610	652	733	2,578
Retail	2,069	2,125	1,960	2,354	8,507	2,137	2,332	3,223	3,472	11,164

Total Non-Same Property	3,096	3,039	2,775	3,208	12,118	4,053	4,893	7,005	9,083	25,035

Less: Unconsolidated	(1,325)	(1,340)	(1,273)	(1,347)	(5,285)	(1,317)	(1,330)	(1,398)	(1,715)	(5,760)

Non Same-Prop Exp, Consolidated	1,771	1,699	1,502	1,861	6,833	2,736	3,563	5,607	7,368	19,275

Divisional Total Expenses
Multifamily	9,081	9,427	9,674	8,878	37,060	10,373	10,994	12,822	13,927	48,116
Office	6,814	6,992	6,949	6,927	27,682	7,027	6,937	7,313	7,455	28,732
Retail	11,623	11,877	11,891	12,249	47,640	11,357	12,285	13,585	13,532	50,759

Total Divisional Expenses	27,517	28,296	28,514	28,055	112,382	28,757	30,216	33,721	34,914	127,607

Less: Unconsolidated Expense	(1,658)	(1,716)	(1,747)	(1,765)	(6,886)	(1,685)	(1,721)	(1,798)	(2,114)	(7,318)
Discontinued Operations	(4,036)	(3,860)	(3,869)	(3,911)	(15,676)	(3,606)	(3,729)	(4,068)	(4,199)	(15,602)
Other Expense	—	—	45	—	45	28	22	19	274	343

Total Property Operating Exp	21,823	22,720	22,943	22,379	89,865	23,494	24,788	27,874	28,875	105,030
General & Administrative Exp	4,803	5,262	4,936	4,480	19,481	5,460	5,678	6,992	9,078	27,208
Depreciation	17,353	18,019	18,396	18,324	72,092	18,788	19,639	22,122	23,926	84,475
Amortization	1,925	1,861	1,896	2,080	7,762	2,497	2,650	3,418	4,845	13,410

Cons. Exp, adj -’04 Disc Ops	45,904	47,862	48,171	47,263	189,200	50,239	52,755	60,406	66,724	230,123

Add: Add’l Disc Ops Exp,post filing	5,981	6,064	5,984	4,983	23,012	5,452	5,559	(48)	—	10,963

Total Consol. Exp, per 10-Q / K	51,885	53,926	54,155	52,246	212,212	55,691	58,314	60,358	66,724	241,086

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

4Q04	- 9 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,484	14,617	14,710	15,440	59,250	14,715	15,188	15,063	16,294	61,260
Office	15,719	18,081	15,633	15,791	65,224	15,575	15,572	16,291	15,799	63,238
Retail	24,320	23,031	23,273	27,699	98,323	24,387	23,794	23,539	28,085	99,805

Total Same-Property	54,523	55,728	53,616	58,930	222,797	54,677	54,554	54,893	60,178	224,302

Less: Unconsolidated	(728)	(677)	(678)	(857)	(2,940)	(843)	(769)	(891)	(989)	(3,492)

Same-Prop NOI, Consolidated	53,795	55,051	52,938	58,073	219,857	53,834	53,785	54,002	59,189	220,810

Divisional Non Same-Property NOI
Multifamily	841	545	618	635	2,640	1,460	2,535	3,946	6,097	14,038
Office	164	69	127	242	602	1,426	1,697	1,581	2,016	6,720
Retail	2,893	2,542	2,407	2,999	10,841	2,811	2,952	5,862	7,028	18,652

Total Non-Same Property	3,899	3,156	3,152	3,876	14,083	5,697	7,183	11,389	15,140	39,410

Less: Unconsolidated	(1,541)	(1,534)	(1,521)	(1,820)	(6,416)	(1,535)	(1,384)	(1,514)	(2,198)	(6,631)

Non Same-Prop NOI, Consolidated	2,358	1,622	1,631	2,056	7,667	4,162	5,799	9,875	12,942	32,779

Divisional Total NOI
Multifamily	15,325	15,162	15,328	16,075	61,890	16,175	17,722	19,009	22,390	75,296
Office	15,883	18,150	15,760	16,033	65,826	17,001	17,269	17,871	17,815	69,956
Retail	27,213	25,572	25,680	30,698	109,164	27,198	26,746	29,401	35,113	118,457

Total Divisional NOI	58,422	58,884	56,768	62,806	236,880	60,374	61,737	66,281	75,318	263,710

Less: Unconsolidated NOI	(2,269)	(2,211)	(2,199)	(2,677)	(9,356)	(2,378)	(2,153)	(2,405)	(3,187)	(10,123)
Discontinued Operations	(8,307)	(7,155)	(7,392)	(9,138)	(31,992)	(7,506)	(6,822)	(7,054)	(7,396)	(28,778)
Unallocated Corporate Rev	982	1,594	1,266	810	4,652	1,305	1,450	1,957	3,200	7,912
Other Expense	—	—	(45)	—	(45)	(28)	(22)	(19)	(274)	(343)
G&A Expenses	(4,803)	(5,262)	(4,936)	(4,480)	(19,481)	(5,460)	(5,678)	(6,992)	(9,078)	(27,208)
Depreciation	(17,353)	(18,019)	(18,396)	(18,324)	(72,092)	(18,788)	(19,639)	(22,122)	(23,926)	(84,475)
Amortization	(1,925)	(1,861)	(1,896)	(2,080)	(7,762)	(2,497)	(2,650)	(3,418)	(4,845)	(13,410)

Income from Operations	24,747	25,970	23,170	26,917	100,804	25,022	26,223	26,228	29,812	107,285
Total Other Income (Expense)	(16,140)	(14,833)	(13,435)	(14,853)	(59,261)	(15,152)	(17,204)	(20,215)	(21,068)	(73,639)

Income from Contin’g Ops *(1)	8,607	11,137	9,735	12,064	41,543	9,870	9,019	6,013	8,744	33,646

Disc Ops	5,627	4,909	5,157	7,478	23,171	4,934	4,174	(86)	—	9,022
03 & 04 Disc Ops Other Inc (Exp)	(377)	37	(25)	(589)	(954)	(3)	386	(312)	—	71

Inc from Cont *(1), per 10-Q / K	13,857	16,083	14,867	18,953	63,760	14,801	13,579	5,615	8,744	42,739

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company. Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,122	683	501	313	(28)	33	559	1,068
Acquisitions	—	—	—	135	226	1,641	1,563	1,794

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

4Q04	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET
FYE ‘04 DIVISIONAL NOI *(1) 4Q04 DIVISIONAL NOI *(1)

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:
(1) See Segment Data and Reconciliation beginning on Page 10.

4Q04	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389	$6,441	$4,960	$15,045	$39,835

Consolidated
Minority Interest	5,512	1,634	2,729	3,770	13,645	5,202	2,463	1,884	5,655	15,204
(Inc)/Loss — Uncons. Assets	(88)	(181)	(29)	(468)	(767)	(258)	(947)	(515)	(6,983)	(8,703)
ITDA from Disc Ops *(1)	194	—	—	117	311	—	—	—	—	—
Preferred Dividends	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	5,508	22,274
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—	—	—	—
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	22,872	79,127
Income Tax Expense	(181)	(167)	505	35	192	20	88	168	415	691
Depreciation & Amortization	21,476	21,805	21,848	22,508	87,637	23,545	24,510	27,747	29,531	105,333
(Gain)/Loss on Sale (Cont & Disc)	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)	(811)	(2,468)	(5,845)	(19,517)
Gain/(Loss)-Undeprec Prop *(2)	151	2,004	3,836	2,050	8,040	1,008	1,115	813	1,424	4,360

EBITDA from Consolidated Props	52,202	54,452	54,072	58,563	219,289	54,737	56,694	59,552	67,621	238,604

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	88	181	29	468	767	258	947	515	6,983	8,703
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906	966	1,477	4,406
Income Tax Expense	—	—	—	—	—	—	—	—	—	—
Depreciation & Amortization	1,129	843	996	1,134	4,102	1,079	965	985	1,280	4,308
(Gain)/Loss on Sale of Prop	—	—	—	—	—	—	(799)	1	(6,267)	(7,065)

EBITDA	$54,618	$56,676	$56,291	$61,357	$228,941	$57,131	$58,712	$62,019	$71,094	$248,956

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,022	$1,504	$1,270	$992	$4,788	$1,123	$1,327	$1,886	$3,600	$7,937
Percentage Rents	571	601	743	1,878	3,793	681	641	822	1,852	3,996
Lease Terminations	636	2,412	261	193	3,503	491	639	984	481	2,595
Straight Line Rents	1,051	626	810	808	3,294	1,528	1,150	604	1,537	4,818
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	22,872	79,127
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908	2,024	6,906
Debt — Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	1,572	1,550	5,938
Preferred Dividend Payments	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	5,508	22,274
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—	—	—	—	—
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894	1,030	1,282	4,349
Amort of Stock Compensation	340	326	322	308	1,296	214	223	274	270	981

Unconsolidated *(5)
Straight Line Rents	42	40	22	50	154	45	50	69	35	200
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057	906	966	1,477	4,406
Capitalized Interest	—	—	—	—	—	—	—	—	—	—
Debt — Principal Reductions	176	151	132	143	602	400	225	309	114	1,048
Amort of Deferred Finan’g Costs	19	19	19	19	76	22	27	40	28	117

Notes:
(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.
(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.
(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

4Q04	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.6	1.9	1.7	1.7	1.7	1.4	1.5	1.6
Earnings to Fixed Charges &
Preferred Share Distributions	1.3	1.3	1.2	1.4	1.3	1.3	1.3	1.1	1.3	1.3

Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	18,218	14,450	12,752	15,717	61,137	19,140	11,949	10,468	20,553	62,109
Discontinued Operations:
Minority Interest in CRLP	3,088	—	176	150	3,414	2,670	193	1,861	4,838	9,562
Gain on Disposal	(9,627)	—	(575)	(388)	(10,590)	(9,391)	306	(1,566)	(10,531)	(21,182)
CRLP Min Int. — Common U/H	2,424	1,634	2,553	3,620	10,231	2,532	2,270	23	817	5,642
(Gains)/Losses from Sales of Property	(30)	(2,277)	(3,917)	(1,648)	(7,873)	(1,002)	(1,117)	(902)	(1,587)	(4,608)
Income Tax Expense	(181)	(167)	505	35	192	20	88	168	415	691
Income from Unconsolidated Entities	(85)	(5)	(36)	(482)	(608)	(249)	(1,103)	(583)	(583)	(2,518)

	13,808	13,635	11,458	17,004	55,904	13,720	12,585	9,469	13,922	49,696
Amort of Interest Capitalized	400	400	400	400	1,600	500	500	500	500	2,000
Capitalized Interest	(1,327)	(1,389)	(1,444)	(1,416)	(5,576)	(1,533)	(1,442)	(1,908)	(2,024)	(6,906)
Distrib from Unconsolidated Entities	615	1,420	1,073	636	3,744	688	2,836	1,031	1,255	5,810
Fixed Charges, from below	18,614	19,367	19,144	19,100	76,225	19,149	20,662	24,392	26,178	90,382

Earnings	32,110	33,432	30,630	35,723	131,896	32,524	35,142	33,484	39,831	140,981

Fixed Charges
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	22,872	79,127
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908	2,024	6,906
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143	894	1,030	1,282	4,349
Distrib to Series B Pfd Unitholders	—	—	—	—	—	—	—	—	—	—

Total	18,614	19,367	19,144	19,100	76,225	19,149	20,662	24,392	26,178	90,382

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	5,508	22,274

Total	24,724	25,559	25,086	25,014	100,382	24,900	26,170	29,900	31,686	112,656

Supplemental Coverage Ratios
Interest Coverage *(1)	3.1	3.1	3.1	3.4	3.2	3.3	3.1	2.8	2.9	3.0
Fixed Charge Coverage *(2)	2.1	2.2	2.2	2.4	2.2	2.3	2.2	2.1	2.3	2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.1	2.1	2.0	2.1	2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.
Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473	18,327	21,455	22,872	79,127
Interest Exp. — Unconsolidated	1,199	1,200	1,193	1,191	4,783	1,057	906	966	1,477	4,406

Total Interest Expense	17,775	18,384	18,117	18,062	72,339	17,530	19,233	22,421	24,349	83,532

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,192	5,942	5,914	24,157	5,751	5,508	5,508	5,508	22,274
Debt Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370	1,446	1,572	1,550	5,938
Debt Prin Amort — Unconsolidated	176	151	132	143	602	400	225	309	114	1,048

Total Fixed Charges	25,515	26,081	25,558	25,482	102,636	25,051	26,412	29,809	31,521	112,793

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533	1,442	1,908	2,024	6,906
Cap Interest — Unconsolidated	—	—	—	—	—	—	—	—	—	—

Total Fixed Charges w/ Cap Int	26,842	27,470	27,002	26,898	108,212	26,584	27,853	31,717	33,545	119,699

Notes:
(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.
(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

4Q04	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

Acquisition of Properties
Multifamily	—	—	—	59,350	59,350	—	151,633	48,200	153,908	353,740
Office	—	—	—	18,912	18,912	13,100	—	—	16,774	29,874
Retail	—	—	—	—	—	—	94,860	125,065	—	219,925

Acquisitions	—	—	—	78,262	78,262	13,100	246,493	173,265	170,682	603,539

Other Assets & Debt Assumed	—	—	—	(790)	(790)	36	(93,840)	(76,244)	(2,901)	(172,949)
Less: Unconsolidated Assets	—	—	—	—	—	—	(15,710)	(10,250)	(64,683)	(90,643)

Acq, net — Consolidated Assets	—	—	—	77,472	77,472	13,136	136,943	86,771	103,098	339,947

Development Expenditures
Multifamily	726	2,326	404	11,264	14,721	2,800	11,985	13,495	20,138	48,418
Office	2,169	795	994	1,965	5,924	3,369	1,261	1,647	3,284	9,561
Retail	3,990	13,310	22,359	22,917	62,576	14,428	33,086	18,236	9,959	75,709
Other (mixed-use, infrastruct)	295	466	892	—	1,653	126	437	838	925	2,326

Total, incl subs	7,181	16,897	24,650	36,146	84,873	20,723	46,769	34,216	34,306	136,014

Less: Non-Cash Allocations & Other	—	(2,139)	—	—	(2,139)	—	—	—	—	—
Less: Infrastructure Reimbursement from City/Cty	(3,457)	(2,290)	(2,595)	(1,836)	(10,178)	(1,399)	(705)	(548)	—	(2,652)
Less: Unconsolidated /Other *(1)	—	—	—	—	—	—	(13,966)	(795)	(917)	(15,678)

Development, Consol. Assets	3,724	12,468	22,055	34,310	72,556	19,324	32,098	32,873	33,389	117,684

(1) Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	13,800	—	—	—	13,800	—	2,434	—	10,005	12,439
Office	—	—	3,033	—	3,033	—	—	3,932	—	3,932
Retail	17,100	—	—	—	17,100	21,250	—	5,850	61,575	88,675
Land and other	631	2,123	6,388	14,890	24,031	2,344	2,160	5,612	10,964	21,079

Total, incl subs	31,531	2,123	9,421	14,890	57,964	23,594	4,593	15,394	82,544	126,125

Selling Costs	(797)	(87)	(236)	(761)	(1,881)	(62)	(323)	(459)	(743)	(1,587)
Outparcels/Land	—	—	—	—	—	(98)	(115)	(846)	(400)	(1,459)
Less: Unconsolidated — net	—	—	—	—	—	—	(44)	—	(60,944)	(60,988)

Sales, Net — Consolidated Assets	30,734	2,035	9,185	14,129	56,083	23,434	4,111	14,089	20,457	62,091

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.
The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

4Q04	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Regular Maintenance
Multifamily	1,088	1,553	1,425	1,336	5,402	1,438	2,053	2,498	2,099	8,088
Office	524	272	376	301	1,473	396	178	334	493	1,401
Retail	621	613	669	1,145	3,048	416	1,126	676	481	2,699

Total Regular Maintenance	2,233	2,438	2,470	2,782	9,923	2,250	3,357	3,508	3,073	12,188
Add: Acquisition-Related						116	212	598	769	1,695
Less: Unconsolidated	(71)	(167)	(109)	(61)	(408)	(30)	(58)	(129)	(367)	(584)

Reg. Maint., Consolidated	2,162	2,271	2,361	2,721	9,515	2,336	3,511	3,977	3,475	13,299

Revenue-Enhancing
Multifamily	51	50	43	5	149	11	28	21	13	73
Office	—	—	—	—	—	—	—	—	—	—
Retail	334	929	471	734	2,468	94	713	236	723	1,766

Total Rev-Enhancing	385	979	514	739	2,617	105	741	257	736	1,839
Less: Unconsolidated	(14)	(48)	7	(69)	(124)	—	(9)	(4)	5	(8)

Rev-Enhanc, Consolidated	371	931	521	670	2,493	105	732	253	741	1,831

Administrative
Multifamily	6	25	16	1	48	14	27	61	74	176
Office	70	5	—	—	75	9	2	168	4	183
Retail	18	190	5	35	248	3	73	12	8	96
Corporate	99	31	32	20	182	138	61	108	343	650

Total Administrative	193	251	53	56	553	164	163	349	429	1,105
Less: Unconsolidated	—	—	—	—	—	—	—	—	—	—

Admin., Consolidated	193	251	53	56	553	164	163	349	429	1,105

Total Capital Expenditures	2,811	3,668	3,037	3,577	13,093	2,519	4,261	4,114	4,238	15,132
Less: Unconsolidated	(85)	(215)	(102)	(130)	(532)	(30)	(67)	(133)	(362)	(592)

Capital Exp., Consolidated	2,726	3,453	2,935	3,447	12,561	2,489	4,194	3,981	3,876	14,540

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	3,220	2,058	1,373	1,976	8,627	1,143	1,947	2,184	3,062	8,336
Retail	1,545	3,384	474	2,450	7,853	600	2,598	6,233	3,490	12,921

Total Tenant Improvements	4,765	5,442	1,847	4,426	16,480	1,743	4,545	8,417	6,552	21,257

Less: Unconsolidated	(598)	(5)	(520)	(1,510)	(2,633)	(4)	36	(306)	(146)	(420)
Add: TI — Developments	—	—	—	—	—	2,612	625	1,267	523	5,027

Consolidated	4,167	5,437	1,327	2,916	13,847	4,351	5,206	9,379	6,929	25,865

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—	—	—
Office	505	543	1,055	593	2,696	779	1,393	794	767	3,733
Retail	255	347	418	868	1,888	284	705	411	804	2,204

Total Leasing Commissions	760	890	1,473	1,461	4,584	1,063	2,098	1,204	1,571	5,937

Less: Unconsolidated	(16)	(1)	(7)	(90)	(114)	(26)	(9)	(36)	(6)	(77)

Consolidated	744	889	1,466	1,371	4,470	1,037	2,089	1,168	1,565	5,860

See Note Under Investment Activity, page 16.

4Q04	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Unsecured/Secured
Unsecured Line of Credit	$213,648	$32,860	$42,261	$205,935	15%	$214,810	$—	$228,021	$239,970	12%
Unsecured Other	645,396	742,873	742,952	693,031	51%	693,110	1,091,769	995,149	1,113,532	57%
Secured	460,055	455,195	448,988	447,477	33%	449,927	568,714	607,361	613,923	31%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483	1,830,531	1,887,425	100%

Less: Secured — Uncons Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)	(99,579)	(111,638)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009	1,730,952	1,855,787

Fixed/Floating
Fixed Rate Debt	1,009,872	1,059,479	1,066,172	1,023,052	76%	944,676	1,362,876	1,305,720	1,458,873	74%
Floating Rate Debt — Capped	89,380	88,844	88,294	87,732	7%	87,164	86,594	86,038	85,518	4%
Floating Rate Debt	219,847	82,606	79,735	235,660	18%	326,007	211,013	438,772	423,034	22%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847	1,660,483	1,830,531	1,987,425	100%

Less: Unconsolidated Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)	(92,474)	(99,579)	(111,638)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438	1,568,009	1,730,952	1,855,787

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475	$50,475	$50,475	$47,075

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193		$1,275,438	$1,568,009	$1,730,952	1,855,787
Unconsolidated Debt	71,607	75,938	77,901	78,301		82,409	92,474	99,579	111,638

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494		1,357,847	1,660,483	1,830,531	1,967,425

Preferred Stock
8.75% Series A	125,000	125,000	125,000	—		—	—	—	—
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000	50,000	50,000
8.125% Series D	—	—	—	125,000		125,000	125,000	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	275,000	275,000	275,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,123,033	1,277,467	1,316,368	1,455,524		1,521,609	1,446,277	1,514,846	1,491,160

Total Market Capitalization	2,655,950	2,811,766	2,930,060	3,071,018		3,154,456	3,381,760	3,620,377	3,733,585

Debt / Total Market Cap’n	47%	45%	46%	44%		43%	49%	51%	53%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

4Q04	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction							Property	Development Costs
		Units / SF-in 000s					Stabilized		Thru				4Q05
	Location	Total		Deliv'd	Leased		Date	Total	4Q04	1Q05	2Q05	3Q05	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252					4Q05	20.0	11.2	4.1	2.6	2.1	—
CG at Silverado	Austin, TX	238		38			3Q05	20.0	14.7	3.6	1.7	—	—
CV Twin Lakes	Orlando, FL	460		224	144		2Q06	35.0	31.0	3.1	0.9	—	—

Retail
CP Alabaster	Birmingham, AL	225			138		4Q05	30.0	15.0	4.9	5.3	2.4	2.4
Colonial Pinnacle Gulf Shores	Gulf Shores, AL	293			55		2Q06	39.0	7.1	7.7	2.6	1.4	20.2
Colonial Pinnacle at Tutwiler Farms		450					4Q06	3.5	—	4.3	13.1	5.2	12.9

Mixed-Use
Colonial TownPark	Orlando, FL	*	(1)				2Q05	13.0	9.8	1.7	1.0	0.5	—

Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530			*	(2)	3Q05	14.7	13.5	0.2	0.4	0.6	—
Colonial Univ. Village	Auburn, AL	555			*	(4)	1Q06	2.1	—	0.9	0.8	0.4	—

Total Significant Projects, in CIP								209.3	102.3	30.5	28.4	12.6	35.5

Unconsolidated Projects
Turkey Creek	Knoxville, TN	400			113		2Q06	37.0	14.4	—	5.6	4.9	12.1

Typical Development Cap Rate Ranges:
Multifamily: 8-9%
Office: 10-11.5%
Retail: 10-12%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP									102.3
Misc (Infrastructure and Misc Construction)									9.4	* Predevelopment and other.
Land Inventory									47.3	* Raw and improved land.

Total Construction In Progress									159.0

Transferred to Operating Assets
Office
CC 200 at TownPark	Orlando, FL	155		155	150		3Q04	22.8	22.8	—	—	—	—

Retail
CS Clay	Birmingham, AL	66			*	(3)	1Q04	4.3	4.3	—	—	—	—
CP Trussville, Phase II	Birmingham, AL	59		40	55		3Q04	8.0	8.0	—	—	—	—
CM Myrtle Beach	Myrtle Beach, SC	530			*	(2)	3Q05	12.8	12.8	—	—	—	—
Colonial Univ. Village	Auburn, AL	450			*	(4)	1Q06	16.2	16.2	—	—	—	—

Mixed-Use
Colonial TownPark -Completed Retail	Orlando, FL	*	(1)		129		2Q05	30.7	30.7	—	—	—	—

Total Significant Projects, Transferred								94.8	94.8	—	—	—	—

Notes:
(1)	79 multifamily units (12 over retail, 67 freestanding), 35,000 sf of office space, and 147,000 sf of retail space.
(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.
(3)	Renovation of center and redeveopment of 45,000 new sf. Pre-leased new Publix Super Market.
(4)	Redevelopment adding approx 180,000 new sf.

4Q04	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS
				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	*(1)	*(2)
2004
Multifamily

Colonial Grand at Arringdon	Raleigh/Durham, NC	Apr-04	320	$26.8	$26.8	6.3%
CG at Berkeley Lake	Atlanta, GA	Jun-04	180
CG at Mount Vernon	Atlanta, GA	Jun-04	213
CG at River Oaks	Atlanta, GA	Jun-04	216
CG at River Plantation	Atlanta, GA	Jun-04	232
CG at Sugarloaf	Atlanta, GA	Jun-04	250
				109.2	111.2	6.7%

CG at Bayshore	Bradenton, FL	Jun-04	376
CG at Palma Sola	Bradenton, FL	Jun-04	340
				11.9	12.2	9.3%	25% Ownership Interest

Cunningham	Austin, TX	Jun-04	280	3.9	4.0	8.7%	20% Ownership Interest
CV at Hendersonville	Nashville, TN	Aug-04	364	4.8	4.8	9.9%	25% Ownership Interest
CG at Brentwood	Nashville, TN	Aug-04	254	5.5	5.5	10.1%	25% Ownership Interest
CG at Sierra Vista	Austin, TX	Sep-04	232	14.7	14.8	6.1%
CG at Seven Oaks	Tampa, FL	Sep-04	316	24.4	24.4	9.2%
CV at Beverly Crest	Charlotte, NC	Oct-04	300	23.8	24.0	6.6%
CV at Patterson Place	Durham, NC	Oct-04	252	21.8	21.9	6.6%
DRA — Southwest JV (16 prop)	AZ, NV, NM	Nov-04	4,225	64.5	65.0	7.7%	20% Ownership Interest
CG at McGinnis Ferry	Atlanta, GA	Dec-04	434	40.4	40.6	6.7%

Office
DRS Building	Huntsville, AL	Feb-04	216	13.1	13.5	11.7%	DRS Technologies
Research Place Office Center	Huntsville, AL	Oct-04	177	16.8	17.1	10.4%	ITC DeltaCom

Retail
Kingwood Commons	Houston, TX	Apr-04	165	34.5	35.1	6.4%	Randalls Grocery
Village on the Parkway	Dallas, TX	Jun-04	381	60.4	63.3	8.7%	Bed Bath & Beyond 90% Ownership Interest

CP Deerfield	Deerfield Beach, FL	Aug-04	379	51.3	51.4	7.9%	Publix, Office Max
CS College Parkway	Ft. Myers, FL	Aug-04	79	15.3	15.3	8.1%	Office Depot
CS Pines Plaza	Pembroke Pines, FL	Aug-04	68	15.1	15.1	7.5%	Comp USA, Office Depot
CP Boulevard Square	Pembroke Pines, FL	Sep-04	221	43.4	43.5	7.9%	Office Max, Sports Authority

Total				$601.6	$609.5	7.6%

2005

Retail
Portofino Shopping Center	Houston, TX	Jan-05	373	$60.3	$60.8	7.4%	Oshman’s, Steinmart, Old Navy

SIGNIFICANT PROPERTY DISPOSITIONS
				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	*(2)
2004

Multifamily
CG at Ponte Vedra	Jacksonville, FL	Jun-04	240	$2.4	6.8%	15% Ownership Interest
CV at Vernon Marsh	Savannah, GA	Oct-04	178	$10.0	6.9%

Office
Village at Roswell Summit	Atlanta, GA	Sep-04	25.5	3.9	8.0%

Retail
Colonial Promenade University Park I	Orlando, FL	Mar-04	215.6	21.3	8.6%	Albertson’s, Books-A-Million
CS Stanly	Locust, NC	Aug-04	47.1	2.4	9.7%
CS Inverness	Birmingham, AL	Sep-04	28.2	3.4	6.3%
Orlando Fashion Square	Orlando, FL	Dec-04	1,041.7	61.5	7.5%	Dillard’s, Burdines/Macy’s, Sears

Total				$104.9	7.7%

Notes:
(1)	First year investment includes in the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.
(2)	Projected 12 month property NOI divided by the projected first year investment/disposition price.

4Q04	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY
				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest

Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$—	$(200)
Parkway City Mall	Huntsville	AL	Retail	630	45%	26,471	12,760
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,298
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,737	94
Land Title Building	Birmingham	AL	Office	32	33%	478	(16)
Turkey Creek Development	Knoxville	TN	Retail	366	50%	—	13,502

CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,710		9,360	1,435

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,838	670

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,828	2,925

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,396	2,727

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,500

DRA — Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,794	1,266

DRA — Southwest
Fairway Crossing	Phoenix	AZ	Multifamily	310	20%
Posada del Este	Phoenix	AZ	Multifamily	148	20%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Casa Lindas	Tucson	AZ	Multifamily	144	20%
Colonia del Rio	Tucson	AZ	Multifamily	176	20%
Hacienda del Rio	Tucson	AZ	Multifamily	248	20%
Pinnacle Heights	Tucson	AZ	Multifamily	310	20%
Springhill	Tucson	AZ	Multifamily	224	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	20%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	20%
Pinnacle High Resort	Albuquerque	NM	Multifamily	301	20%
Desert Lakes	Las Vegas	NV	Multifamily	184	20%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	20%
Talavera	Las Vegas	NV	Multifamily	350	20%

				4,223		45,504	19,022
Douglas Entrance Bldg. (Colonnade Properties LLC)							6,457
Other Unconsolidated Investments						—	32

Total Investments in Unconsolidated Subsidiaries						$111,638	$65,472

4Q04	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Common Shares	CLP	$23.19	$26.06	$31.15	$33.94	$39.60	$39.27
Annual Growth		-12.9%	12.4%	19.5%	9.0%	16.7%	-0.8%

Dividend per Share		$2.32	$2.40	$2.52	$2.64	$2.66	$2.68
Annual Growth		5.5%	3.4%	5.0%	4.8%	0.8%	0.8%

Yield on End of Period Price		10.0%	9.2%	8.1%	7.8%	6.7%	6.8%

Total Annual Return		-4.2%	22.7%	29.2%	17.4%	24.5%	5.9%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

4Q04	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A - REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%

Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Preferred Shares	CLPPRA	$17.69	$20.75	$25.00	$25.03

Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

4Q04	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Preferred Shares	CLPPRC			$25.65	$26.25	$26.82	$26.55

Dividend History
Annual Dividend				Partial Year	$2.31	$2.31	$2.31
Yield on End of Period Price				9.02%	8.81%	8.62%	8.71%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Preferred Shares	CLPPRD					$27.16	$26.55
Dividend History
Annual Dividend						Partial Year	$2.03
Yield on End of Period Price						7.48%	7.65%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

4Q04	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Common Shares — CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%	53.09%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%	45.26%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%	0.14%
20% Capital Gain					3.90%	—
15% Capital Gain					1.52%	1.51%

Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%

Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

Preferred Shares — CLPPRD
Ordinary Income					88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

4Q04	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS
Rating
			Senior Unsecured	Preferred
Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt *(1)%		Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$239,970	13%	3.1%	0.9	$239,970	12%	3.1%	0.9
Unsecured Other	1,113,532	60%	5.7%	5.5	1,113,532	67%	6.7%	5.5
Secured	502,288	27%	5.9%	8.8	613,923	31%	5.7%	8.2

Total Debt	$1,855,787	100%	5.8%	5.8	$1,987,425	100%	5.8%	5.8

Fixed/Floating
Fixed Rate Debt	$1,384,807	75%	6.6%	6.1	$1,458,873	74%	6.5%	6.1
Floating Rate Debt — Capped	85,518	5%	3.3%	7.0	85,518	4%	3.3%	7.0
Floating Rate Debt	385,463	21%	2.8%	4.7	423,034	22%	2.9%	4.6

Total Debt	$1,856,787	100%	5.6%	5.6	$1,967,425	100%	5.8%	5.8

Tax-Exempt Debt	45,075	2%	2.7%	21.5	47,075	2%	2.7%	21.7

Notes:
(1)	See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE

($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit — due Nov-05

LINE OF CREDIT

	12/31/03	12/31/04	Interest Rate	Due	Remaining	Notes
Floating	$90,935	79,970	3.47%	11/22/05	0.9	A	U
Competitive Bid Option — Floating	65,000	160,000	2.97%	11/22/05	0.9	A	U
Competitive Bid Option — Swapped to Fixed	50,000	—				F	U

Total Outstanding on LOC	$205,935	$239,970	3.14%		0.9

Notes:
•	The $320MM LOC has a $160MM Competitive Bid Option.
•	8 Banks participate in the LOC, led by Wachovia: AmSouth, Branch Banking and Trust (BB&T), Compass, Comerica, PNC, US Bank, and Wells Fargo
•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.
•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 20 bps.
•	3-Year facility through November, 2005; with 1 1-year extension

4Q04	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/03	12/31/04	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$205,935	$239,970	3.14%	11/22/05	0.9		U
Bridge Loan		—	119,000	3.45%	11/22/05	0.9		U
Land Loan		464	418	3.47%	09/30/06	1.7	A	S
Fair Value of Hedging Investments			3,269		04/01/11	6.3		U
Medium Term Notes
195896 AC 9	07/25/97	75,000	—					U
195896 AG 0	08/09/99	25,000	—					U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	0.1		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	0.6		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	0.7		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	2.0		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	5.1		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	5.2		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	6.0		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	6.0		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	1.5		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	2.5		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	7.6		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	8.3		U
195891 AF 3	04/02/11		100,000	2.17%	04/01/11	6.3	D	U
195891 AG 1	06/23/04		300,000	6.25%	06/15/14	9.5		U
Unamortized Discounts		(1,969)	(3,738)					U
Multifamily Properties
CG at Edgewater		21,277	20,995	6.81%	01/01/11	6.0		S
CG at Berkeley Lake			8,311	7.15%	06/15/08	3.5		S
CG at Galleria		22,400	22,400	2.65%	06/15/26	21.5	C	S
CG at Galleria Woods		9,247	9,111	6.91%	07/01/09	4.5		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	5.5		S
CG at Hunter’s Creek		10,827	10,515	6.59%	06/30/10	5.5	F	S
CG at Madison		16,953	16,507	3.06%	08/01/11	6.6	B	S
CG at Mt Vernon			13,020	7.18%	02/01/08	3.1		S
CG at Natchez Trace (Ph I)		6,648	6,600	8.30%	09/01/35	30.7		S
CG at Natchez Trace (Ph II)		3,971	3,947	8.25%	02/01/37	32.1		S
CG at Promenade		22,196	21,901	6.81%	01/01/11	6.0		S
CG at Reservoir		8,379	8,174	3.52%	04/01/12	7.3	B	S
CG at Riverchase		19,972	19,444	3.06%	07/01/11	6.5	B	S
CG at Wesleyan *			11,598	7.49%	08/27/09	4.7		S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	5.5		S
CV at Ashley Plantation		9,065	8,804	6.59%	06/30/10	5.5	F	S
CV at Gainesville		25,978	25,344	3.52%	04/01/12	7.3	B	S
CV at Inverness		9,900	9,900	2.64%	06/15/26	21.5	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	5.5		S
CV at Lake Mary		8,382	8,140	6.59%	06/30/10	5.5	F	S
CV at Research Park		12,775	12,775	2.72%	06/15/26	21.5	C	S
CG at River Oaks			10,671	5.54%	09/01/13	8.7		S
CG at River Plantation			11,887	7.09%	10/15/08	3.8		S
CG at Sugarloaf			17,729	7.38%	04/05/06	1.3		S
CV at Timothy Woods *		9,330	9,182	7.49%	09/01/09	4.7		S
CV at Trussville		16,449	16,048	3.52%	04/01/12	7.3	B	S
CV at Vernon Marsh		3,400	—				C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,442	16,194	8.25%	01/10/08	3.0		S
Colonial Center Heathrow		31,852	—					S
Colonial Center Heathrow		11,000	—					S
Retail Properties
CP Montgomery *		12,016	11,824	7.49%	09/01/06	1.7		S
CP University Park I		11,785	—					S
CP Boulevard Square		—	27,087	7.22%	08/01/32	27.6		S
CS Pines Plaza		—	9,288	5.42%	10/01/10	5.8		S
CP Deerfield		—	31,866	5.90%	02/01/13	8.1		S
CS College Parkway		—	7,415	7.10%	07/01/09	4.5		S
Village on the Parkway		—	47,000	5.77%	07/11/11	6.5		S

Total Corporate Debt		$1,267,865	$1,855,787	5.64%		5.8

4Q04	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

	% Owned	12/31/03	12/31/04	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$961	950	7.60%	10/01/09	4.8		S
Cahaba Heights, LLC (CV)	15.0%	802	793	7.60%	10/01/09	4.8		S
Mountain Brook, LLC (CG)	15.0%	2,397	2,368	7.60%	10/01/09	4.8		S
Ponte Vedra, LLC (CG)	15.0%	1,335	—					S
River Hills, LLC (CG)	15.0%	3,800	3,756	7.60%	10/01/09	4.8		S
Stockbridge, LLC (CV)	15.0%	1,511	1,494	7.60%	10/01/09	4.8		S
Hillwood, LLC (CV)	15.0%	500	500	3.31%	12/15/30	26.0	C	S
Hillwood, LLC (CV)	15.0%	299	290	7.80%	10/01/20	15.8		S
Inverness Lakes I, LLC (CV)	15.0%	600	600	3.44%	12/15/30	26.0	C	S
Inverness Lakes I, LLC (CV)	15.0%	329	319	7.80%	07/01/20	15.5		S
Inverness Lakes II, LLC (CV)	15.0%	1,977	1,955	8.11%	05/01/10	5.3		S
Rocky Ridge, LLC (CV)	15.0%	900	900	3.31%	12/15/30	26.0	C	S
Rocky Ridge, LLC (CV)	15.0%	289	276	7.74%	10/01/16	11.8		S
Bayshore (CG)	25.0%	—	4,901	6.85%	11/01/11	6.8		S
Palma Sola (CG)	25.0%	—	3,927	7.03%	04/01/12	7.3		S
Cunningham	20.0%	—	2,794	5.18%	06/15/09	4.5		S
Colony Woods	10.0%	—	1,715	4.18%	11/04/08	3.8		S
Madison at Shoal Run	10.0%	—	980	4.18%	11/04/08	3.8		S
Meadows at Brook Highland	10.0%	—	1,536	4.18%	11/04/08	3.8		S
Brentwood (CG)	25.0%	—	3,735	7.22%	01/01/11	6.0		S
Hendersonville (CV)	25.0%	—	3,661	7.22%	01/01/11	6.0		S
Pinnacle High Resort — Fixed	20.0%	—	2,966	4.67%	11/01/11	6.8		S
Pinnacle High Resort — Floating	20.0%	—	742	3.10%	11/01/11	6.8	A	S
Pinnacle Estates — Fixed	20.0%	—	3,312	4.67%	11/01/11	6.8		S
Pinnacle Estates — Floating	20.0%	—	828	3.10%	11/01/11	6.8	A	S
Hacienda Del Rio — Fixed	20.0%	—	973	4.67%	11/01/11	6.8		S
Hacienda Del Rio — Floating	20.0%	—	243	3.10%	11/01/11	6.8	A	S
Pinnacle at High Desert — Fixed	20.0%	—	5,535	4.67%	11/01/11	6.8		S
Pinnacle at High Desert — Floating	20.0%	—	1,384	3.10%	11/01/11	6.8	A	S
Desert Lakes — Fixed	20.0%	—	1,904	4.67%	11/01/11	6.8		S
Desert Lakes — Floating	20.0%	—	476	3.10%	11/01/11	6.8	A	S
Flamingo West — Fixed	20.0%	—	3,151	4.67%	11/01/11	6.8		S
Flamingo West — Floating	20.0%	—	788	3.10%	11/01/11	6.8	A	S
Talavera — Fixed	20.0%	—	3,780	4.67%	11/01/11	6.8		S
Talavera — Floating	20.0%	—	945	3.10%	11/01/11	6.8	A	S
Colonial Del Rio — Fixed	20.0%	—	1,307	4.67%	11/01/11	6.8		S
Colonial Del Rio — Floating	20.0%	—	327	3.10%	11/01/11	6.8	A	S
Fairway Crossings — Fixed	20.0%	—	2,051	4.67%	11/01/11	6.8		S
Fairway Crossings — Floating	20.0%	—	513	3.10%	11/01/11	6.8	A	S
Posada Del Este — Fixed	20.0%	—	891	4.67%	11/01/11	6.8		S
Posada Del Este — Floating	20.0%	—	223	3.10%	11/01/11	6.8	A	S
Casalindas — Fixed	20.0%	—	991	4.67%	11/01/11	6.8		S
Casalindas — Floating	20.0%	—	248	3.10%	11/01/11	6.8	A	S
Pinnacle Heights — Fixed	20.0%	—	2,775	4.67%	11/01/11	6.8		S
Pinnacle Heights — Floating	20.0%	—	694	3.10%	11/01/11	6.8	A	S
Spring Hill — Fixed	20.0%	—	1,301	4.67%	11/01/11	6.8		S
Spring Hill — Floating	20.0%	—	325	3.40%	11/01/11	6.8	A	S
Rancho Viejo — Fixed	20.0%	—	1,534	4.67%	11/01/11	6.8		S
Rancho Viejo — Floating	20.0%	—	383	3.40%	11/01/11	6.8	A	S
La Entrada — Fixed	20.0%	—	890	4.67%	11/01/11	6.8		S
La Entrada — Floating	20.0%	—	222	3.10%	11/01/11	6.8	A	S
Arabian Trails — Fixed	20.0%	—	3,044	4.67%	11/01/11	6.8		S
Arabian Trails — Floating	20.0%	—	761	3.10%	11/01/11	6.8	A	S

4Q04	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

Office Properties
Land Title Building	33.3%	508	478	8.10%	02/01/15	10.1		S
Retail Properties
CP Hoover	10.0%	1,759	1,737	5.94%	01/11/13	8.0		S
Orlando Fashion Square	50.0%	31,825	—				A	S
Parkway Place	45.0%	28,787	26,471	3.09%	12/20/05	1.0	A	S

Total Unconsolidated Property Debt		$78,578	$111,638	4.85%		5.5

Consolidated & Unconsolidated Debt *(1)		$1,346,443	$1,967,425	5.59%		5.8%

Notes:

(1)	See Debt Summary: Consolidated & Unconsolidated Debt and Total Market Capitalization on page 18 for reconciliation.

A	Floating Rate Debt

B	Floating Rate Debt — Capped

C	Floating Rate Debt — Tax Exempt

D	Floating Rate Debt — Swapped from Fixed Rate

E	Fixed Rate Debt — Tax Exempt

F	Fixed Rate Debt — Swapped from Floating Rate Debt without a notation is Fixed Rate Debt

U	Unsecured Debt

S	Secured Debt

4Q04	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)
($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues	22,877	23,487	23,873	23,791	94,029	23,757	24,230	24,754	25,343	98,083
Divisional Expenses	8,393	8,870	9,163	8,352	34,779	9,042	9,042	9,691	9,049	36,824

Divisional NOI	14,484	14,617	14,710	15,440	59,250	14,715	15,188	15,063	16,294	61,260

Divisional NOI Margin	63.3%	62.2%	61.6%	64.9%	63.0%	61.9%	62.7%	60.9%	64.3%	62.5%
NOI Growth *(3)	-8.2%	-4.7%	-5.9%	3.6%	-3.9%	1.6%	3.9%	2.4%	5.5%	3.4%
NOI Growth — Sequential	-2.3%	0.9%	-0.2%	5.3%		-4.7%	3.2%	-0.8%	8.2%

Total Division Portfolio
Divisional Revenues	24,406	24,589	25,002	24,953	98,949	26,548	28,716	31,831	36,318	123,413
Divisional Expenses	9,081	9,427	9,674	8,878	37,060	10,373	10,994	12,822	13,927	48,116

Divisional NOI	15,325	15,162	15,328	16,075	61,890	16,175	17,722	19,009	22,391	75,297

Divisional NOI Margin	62.8%	61.7%	61.3%	64.4%	62.5%	60.9%	61.7%	59.7%	61.7%	61.0%

NOI Growth	-17.9%	-12.1%	-6.3%	1.4%	-9.2%	5.5%	16.9%	24.0%	39.3%	21.7%

Notes:
(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio, which does not include any unconsolidated assets.

SAME-PROPERTY RESULTS

DIVISION RESULTS

SUMMARY BY MARKET *(1)
		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	1,525	6.1%	9.5%	—	0.0%
Birmingham	AL	4,887	19.5%	17.9%	3,054	26.9%	4.8%	10.3%	1.1%	3.5%	4.7%	2.7%
Huntsville	AL	1,572	6.3%	9.4%	1,572	13.8%	1.6%	4.4%	0.2%	1.3%	3.2%	0.3%
Jackson	MS	498	2.0%	3.5%	498	4.4%	-2.5%	18.2%	-9.6%	0.7%	13.0%	-4.3%
Mobile	AL	899	3.6%	2.1%	401	3.5%	12.4%	-3.9%	24.4%	4.4%	1.9%	6.1%
Montgomery	AL	544	2.2%	3.4%	384	3.4%	0.8%	13.3%	-2.5%	6.5%	9.2%	5.7%
Orlando	FL	3,068	12.3%	20.7%	2,466	21.7%	9.2%	23.4%	2.7%	4.0%	11.0%	0.4%
Sarasota	FL	560	2.2%	5.0%	560	4.9%	11.5%	-2.3%	19.3%	13.2%	5.5%	18.0%
Other		11,456	45.8%	28.5%	2,434	21.4%	9.9%	-4.7%	19.1%	5.6%	2.5%	7.7%

Total		25,009	100.0%	100.0%	11,369	100.0%	6.5%	8.3%	5.5%	4.3%	5.9%	3.4%

Notes:
(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q04	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$790	$792	$797	$797		$799	$805	$814	$814
change	1.4%	1.2%	1.6%	1.0%		1.2%	1.6%	2.1%	2.1%
Total Division *(2)	$799	$788	$795	$794		$796	$824	$822	$844
change	5.4%	0.9%	1.3%	1.1%		-0.3%	4.3%	3.3%	5.9%
Tot Div-Consol Assets Only *(2)	$802	$790	$795	$742		$799	$827	$807	$851
change						-0.4%	4.4%	1.5	12.9%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.72	$0.73	$0.73	$0.73		$0.73	$0.74	$0.75	$0.75
change	1.4%	1.4%	1.4%	1.0%		1.2%	1.6%	2.1%	2.1%
Total Division *(2)	$0.74	$0.73	$0.73	$0.73		$0.74	$0.76	$0.76	$0.78
change	2.8%	1.4%	0.0%	0.0%		0.3%	3.3	3.9%	7.0%
Tot Div-Consol Assets Only *(2)	$0.74	$0.73	$0.73	$0.73		$0.74	$0.76	$0.74	$0.78
change						0.3%	3.4%	1.7%	6.8%

Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$790	$792	$797	$797		$799	$805	$814	$814
Less: Vacancy & Concessions *(3)	(160)	(152)	(145)	(145)		(157)	(147)	(151)	(150)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—	—	—

Rent / Unit — Consolidated Assets	$630	$639	$652	$652		$642	$658	$663	$664

Total Division
Scheduled Rent	$799	$788	$795	$794		$796	$824	$822	$844
Less: Vacancy & Concessions *(3)	(169)	(161)	(154)	(156)		(159)	(159)	(159)	(164)
Less: Eff — Ch To Qtrly Avg & Disp.	(13)	(2)	—	—		—	(19)	—	—

Monthly Rent/Unit	617	625	641	638		637	646	663	680

Effect of Unconsolidated Assets	2	2	2	2		1	3	1	10

Rent / Unit — Consolidated Assets	$618	$627	$638	$639		$638	$649	$664	$690

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3	3	3
Mult by: Avg # of Cons. Units for Pd	11,723	11,547	11,547	11,547		12,391	13,075	13,985	14,369

Revenue	$21,747	$21,706	$22,099	$22,144		$23,710	$25,447	$27,863	$29,731

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(2)	Total division statistics exclude properties in lease-up.
(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

4Q04	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Apartment Homes
Units — Consolidated Assets	11,547	11,547	11,547	12,391	11,758	12,391	13,814	14,398	14,842	13,861

Unconsolidated Assets (at %)	425	425	425	425	425	534	733	887	1,732	972
Unconsol. — Cost Method (at %)						109	344	165	—	155

Units in Lease-Up						—	12	48	647	236
1st Yr Acquisition Units — Consolidated						—	1,411	1,643	2,947	2,000

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$1,088	$1,553	$1,425	$1,336	$5,402	$1,438	$2,053	$2,498	$2,099	$8,088
Revenue-Enhancing	51	50	43	5	149	11	28	21	13	73
Admin — Division	6	25	16	1	48	14	27	61	74	176

Total w/o Acquisition-Related	1,145	1,628	1,484	1,342	5,599	1,463	2,108	2,580	2,186	8,337
Acquisition-Related *(2)	—	—	—	—	—	116	212	598	691	1,617

Total	1,145	1,628	1,484	1,342	5,599	1,579	2,320	3,178	2,877	9,954
Less: Unconsolidated Assets	(48)	(107)	(64)	(46)	(265)	(25)	(50)	(91)	(306)	(472)

Total — Consolidated Assets	$1,097	$1,521	$1,420	$1,296	$5,334	$1,554	$2,270	$3,087	$2,571	$9,482

Capital Expenditures per Unit *(3)
Regular Maintenance	$91	$130	$119	$104	$443	$112	$161	$186	$162	$650
Revenue-Enhancing	4	4	4	0	12	1	2	2	1	6

Total w/o Acquisition-Related	95	134	123	105	456	113	163	188	163	656

Total — Consolidated Assets	$94	$130	$122	$105	$450	$115	$164	$191	$161	$661

Notes:
(1)	See page 17 for a reconciliation to the Income Statement.
(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.
(3)	Per unit data does not include units in lease-up or 1st year acquisition units.

4Q04	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	4Q03	1Q04	2Q04	3Q04	4Q04	S-P
CONSOLIDATED PROPERTIES
CG at Arringdon	Raleigh/Durham	NC			320	336.0	93.9%	95.2%	96.3%	84.7%	86.8%
CG at Berkeley Lake	Atlanta	GA			180	243.9			95.6%	92.2%	95.0%
CG at Cypress Crossing	Orlando	FL			250	314.6	93.9%	95.2%	95.2%	98.9%	96.1%	S
CG at Edgewater	Huntsville	AL			500	541.7	91.6%	91.4%	94.8%	92.2%	91.2%	S
CG at Gainesville	Gainesville	FL			560	488.6	94.3%	95.7%	92.1%	99.3%	96.1%	S
CG at Galleria	Birmingham	AL			1,080	1,195.2	93.7%	95.4%	97.8%	94.3%	95.3%	S
CG at Galleria Woods	Birmingham	AL			244	260.7	97.1%	97.5%	96.3%	95.5%	98.8%	S
CG at Heather Glen	Orlando	FL			448	524.1	94.8%	98.4%	96.7%	98.8%	98.9%	S
CG at Heathrow	Orlando	FL			312	370.0	93.9%	94.7%	96.5%	99.0%	99.8%	S
CG at Hunter’s Creek	Orlando	FL			496	624.5	94.9%	96.9%	98.7%	98.5%	99.0%	S
CG at Lakewood Ranch	Sarasota	FL			288	301.7	95.5%	94.4%	94.1%	96.9%	96.8%	S
CG at Liberty Park	Birmingham	AL			300	338.7	93.3%	97.2%	99.0%	97.3%	92.7%	S
CG at Madison	Huntsville	AL			336	354.6	95.2%	92.9%	94.3%	97.3%	95.8%	S
CG at McGinnis Ferry	Atlanta	GA			434	510.0					97.5%
CG at Metrowest	Orlando	FL			311	313.5	94.0%	97.4%	97.1%	98.7%	97.1%
CG at Mount Vernon	Atlanta	GA			213	257.2			98.6%	96.7%	96.2%
CG at Natchez Trace	Jackson	MS			328	342.8	92.4%	97.9%	97.3%	96.9%	90.2%	S
CG at Promenade	Montgomery	AL			384	424.4	95.1%	96.6%	96.1%	96.4%	90.1%	S
CG at River Oaks	Atlanta	GA			216	276.2			96.8%	94.9%	95.4%
CG at River Plantation	Atlanta	GA			232	311.0			98.7%	94.4%	96.1%
CG at Riverchase	Birmingham	AL			468	745.8	93.6%	97.1%	98.1%	99.4%	96.1%	S
CG at Seven Oaks	Tampa	FL			318	301.1				LU	LU
CG at Sugarloaf	Atlanta	GA			250	329.6			96.0%	95.2%	96.0%
CG at The Reservoir	Jackson	MS			170	195.6	98.8%	100.0%	97.1%	95.3%	92.4%	S
CG at TownPark	Orlando	FL			456	584.7	93.7%	96.3%	97.6%	96.5%	97.1%	S
CG at Town Park Reserve	Orlando	FL			67	64.9			LU	LU	LU
CG at Wesleyan	Macon	GA			328	382.9	87.8%	95.7%	93.3%	89.9%	93.6%	S
CV at Ashford Place	Mobile	AL			168	139.1	93.5%	96.4%	97.0%	98.2%	97.0%	S
CV at Ashley Plantation	Bluffton	SC			414	425.1	76.9%	93.7%	92.3%	91.8%	89.4%	S
CV at Beverly Crest	Charlotte	NC			300	278.7					88.7%
CV at Caledon Wood	Greenville	SC			350	348.3	90.6%	97.7%	93.7%	95.4%	96.0%	S
CV at Haverhill	San Antonio	TX			322	326.9	88.8%	92.2%	93.5%	94.7%	93.2%	S
CV at Huntleigh Woods	Mobile	AL			233	199.1	93.0%	93.3%	92.7%	96.1%	95.3%	S
CV at Inverness	Birmingham	AL			586	551.6	96.5%	98.6%	97.5%	95.1%	95.2%	S
CV at Lake Mary	Orlando	FL			504	431.4	93.0%	91.1%	99.0%	96.6%	98.0%	S
CV at Patterson Place	Raleigh/Durham	NC			252	238.7					88.5%
CV at Quarry Oaks	Austin	TX			533	459.8	91.0%	90.2%	92.3%	92.9%	94.0%
CV at Research Park	Huntsville	AL			736	809.3	93.1%	95.0%	97.7%	95.1%	95.2%	S
CV at Sierra Vista	Austin	TX			232	204.4				94.0%	94.8%
CV at Silverado I	Austin	TX			38	38.2					LU
CV at Timothy Woods	Athens	GA			204	211.4	91.7%	97.1%	96.6%	93.1%	92.2%	S
CV at TownPark	Sarasota	FL			272	316.4	92.8%	94.4%	96.3%	94.5%	92.7%	S
CV at Trussville	Birmingham	AL			376	410.3	95.5%	96.5%	97.9%	97.3%	94.7%	S
CV at Twin Lakes	Orlando	FL			224	138.2				LU	LU
CV at Walton Way	Augusta	GA			256	254.3	91.8%	92.2%	89.5%	95.0%	92.2%	S

TOTAL CONSOLIDATED	45		9.5		15,489	16,715.0	92.9%	95.3%	96.0%	95.5%	94.7%

UNCONSOLIDATED PROPERTIES
CG at Barrington	Macon	GA		15%	176	191.9	87.5%	93.2%	94.9%	96.0%	93.2%
CG at Bayshore	Bradenton	FL		25%	376	368.9			94.1%	96.8%	100.0%
CG at Brentwood	Nashville	TN		25%	254	242.2				92.3%	85.4%
CG at Inverness Lakes	Mobile	AL		15%	312	329.9	81.4%	81.3%	87.2%	85.9%	88.5%
CG at Mountain Brook	Birmingham	AL		15%	392	392.7	89.1%	93.1%	95.2%	98.2%	97.9%

4Q04	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	4Q03	1Q04	2Q04	3Q04	4Q04	S-P
CG at Palma Sola	Bradenton	FL		25%	340	291.8			95.8%	96.0%	98.6%
CG at Riverhills	Tampa	FL		15%	776	690.3	91.1%	93.9%	92.7%	90.9%	91.4%
Colony Woods	Birmingham	AL		10%	414	450.7	95.5%	97.8%	97.1%	98.3%	96.1%
Cunningham	Austin	TX		20%	280	257.3			91.8%	91.1%	92.9%
CV at Cahaba Heights	Birmingham	AL		15%	125	131.2	96.8%	94.4%	91.2%	96.8%	92.0%
CV at Hendersonville	Nashville	TN		25%	364	250.4				97.1%	84.1%
CV at Hillwood	Montgomery	AL		15%	160	150.9	94.4%	100.0%	95.0%	94.4%	86.3%
CV at Inverness Lakes	Mobile	AL		15%	186	176.5	87.1%	93.0%	91.9%	95.2%	96.2%
CV at Rocky Ridge	Birmingham	AL		15%	226	258.9	94.2%	93.8%	95.6%	90.7%	92.9%
CV at Stockbridge	Stockbridge	GA		15%	240	253.2	98.0%	95.4%	97.1%	92.1%	95.0%
Madison at Shoal Run	Birmingham	AL		10%	276	249.3	95.5%	97.5%	97.5%	98.6%	97.1%
Meadows at Brook Highland	Birmingham	AL		10%	400	465.6	95.5%	95.3%	93.0%	96.8%	99.5%
Arabian Trails	Scottsdale	AZ		20%	384	347.2					94.8%
Casa Lindas	Tucson	AZ		20%	144	160.6					92.4%
Colonia del Rio	Tucson	AZ		20%	176	177.9					91.5%
Desert Lakes	Las Vegas	NV		20%	184	188.4					96.2%
Fairway Crossing	Phoenix	AZ		20%	310	303.2					94.8%
Hacienda del Rio	Tucson	AZ		20%	248	152.5					91.1%
La Entrada	Scottsdale	AZ		20%	130	112.8					96.9%
Pinnacle Estates	Albuquerque	NM		20%	294	313.4					91.2%
Pinnacle Flamingo West	Las Vegas	NV		20%	324	320.4					92.9%
Pinnacle Heights	Tucson	AZ		20%	310	339.4					93.9%
Pinnacle High Desert	Albuquerque	NM		20%	430	478.0					93.0%
Pinnacle High Resort	Albuquerque	NM		20%	301	322.8					86.0%
Posada del Este	Phoenix	AZ		20%	148	128.9					94.6%
Rancho Viejo	Phoenix	AZ		20%	266	207.4					91.7%
Springhill	Tucson	AZ		20%	224	175.5					88.4%
Talavera	Las Vegas	NV		20%	350	353.7					94.6%
TOTAL UNCONSOLIDATED		33			9,520	9,233.8

UNCONSOLIDATED WTD FOR CLP % OWNED			12.6		1,732	1,659.1	90.5%	93.6%	93.9%	94.4%	92.9%

PROPERTIES SOLD
CG at Ponte Vedra	Jacksonville	FL		15%	—	—	94.4%	93.7%
CV at Vernon Marsh	Savannah	GA			—	—	93.8%	98.3%	96.6%	96.1%
TOTAL SOLD	2				—	—	93.9%	95.7%	96.6%	96.1%

THIRD-PARTY MANAGED PROPERTIES
Hawthorn Groves	Orlando	FL		0%	328	344.4
CMS Carrollwood Assoc, LP	Tampa	FL		0%	244	286.1
CMS Colony Park	Mobile	AL		0%	201	129.6
CMS Hillcrest	Mobile	AL		0%	104	114.4
CMS McGehee Place	Montgomery	AL		0%	468	404.2
CMS Monte D’ro, LLC	Birmingham	AL		0%	200	295.8
CMS No. Ingle Assoc, LP	Macon	GA		0%	140	133.3
CMS Patio Assoc, LP	Auburn	AL		0%	240	179.0
CMS Rivermont	Murfreesboro	TN		0%	106	115.3
CMS Ski Lodge — Tuscaloosa	Tuscaloosa	AL		0%	304	273.1
CMS Spring Creek Assoc, LP	Macon	GA		0%	296	328.0
CMS Stonebridge Crossing	Cordova	TN		0%	500	450.0
PH Coursey Place	Baton Rouge	LA		0%	352	344.3
PH Harbour View	Chattanooga	TN		0%	308	323.4
PH Rocky Ridge	Douglasville	GA		0%	300	347.1
TOTAL MANAGED	15				4,091	4,068.1

4Q04	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		Avg	%	Total
Property	Location	Age	Own	Units	SF (000s)	4Q03	1Q04	2Q04	3Q04	4Q04	S-P

SUMMARY

						Occupancies Weighted for CLP% Owned
Consolidated	45			15,489	16,715.0	92.9%	95.3%	96.0%	95.5%	94.7%
Unconsolidated	33			9,520	9,233.8	90.5%	93.6%	93.9%	94.4%	92.9%

Subtotal — Current Portfolio	78			25,009	25,948.8	92.9%	95.2%	95.9%	95.4%	94.6%

Managed	15			4,091	4,068.1

Total Owned/Managed	93			29,100	30,016.8

Sold	2			—	—	93.9%	95.7%	96.6%	96.1%

Occy Incl. Sold Assets	95					92.9%	95.3%	95.9%	95.4%	94.6%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	34			12,115	13,441.5	93.9%	95.7%	96.2%	95.8%	95.2%
Colonial Villages	24			7,301	7,002.3	91.6%	94.6%	95.4%	94.9%	93.7%
Other	20			5,593	5,505.0		96.8%	94.4%	95.5%	93.2%

Total Division	78			25,009	25,948.8	92.9%	95.3%	95.9%	95.4%	94.6%

Same-Property Occupancy
Same-Property Portfolio *	29			11,369	12,413.8	93.0%	95.5%	96.1%	95.9%	95.0%

Economic Occupancy
Same-Property Portfolio *	29			11,369	12,413.8	79.8%	80.9%	81.7%	81.6%	81.8%
Consolidated Assets	45			15,489	16,715
Unconsolidated Assets	33			9,520	9,234
Total Division	78			25,009	25,949	79.8%	80.3%	80.7%	80.7%	80.9%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

4Q04	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	6	3,054	95.4%	6	1,833	96.5%	12	4,887	95.4%	1	200	13	5,087
Auburn	AL										1	240	1	240
Huntsville	AL	3	1,572	94.1%				3	1,572	94.1%			3	1,572
Mobile	AL	2	401	96.0%	2	498	91.4%	4	899	95.3%	2	305	6	1,204
Montgomery	AL	1	384	90.1%	1	160	86.3%	2	544	89.9%	1	468	3	1,012
Tuscaloosa	AL										1	304	1	304

ALABAMA		12	5,411	94.7%	9	2,491	94.5%	21	7,902	94.6%	6	1,517	27	9,419

Phoenix	AZ				3	724	93.6%	3	724	93.6%			3	724
Scottsdale	AZ				2	514	95.3%	2	514	95.3%			2	514
Tucson	AZ				5	1,102	91.5%	5	1,102	91.5%			5	1,102

ARIZONA					10	2,340	93.0%	10	2,340	93.0%	1	304	11	2,644

Orlando	FL	9	3,068	98.1%				9	3,068	98.1%	1	328	10	3,396
Sarasota	FL	2	560	94.8%				2	560	94.8%			2	560
Bradenton	FL				2	716	99.3%	2	716	99.3%			2	716
Tampa	FL	1	318		1	776	91.4%	2	1,094	91.4%	1	244	3	1,338
Gainesville	FL	1	560	96.1%				1	560	96.1%			1	560
Wesley Chapel	FL

FLORIDA		13	4,506	97.3%	3	1,492	96.2%	16	5,998	97.3%	2	572	18	6,570

Macon	GA	1	328	93.6%	1	176	93.2%	2	504	93.6%	2	436	4	940
Athens	GA	1	204	92.2%				1	204	92.2%			1	204
Atlanta	GA	6	1,525	96.3%				6	1,525	96.3%			6	1,525
Augusta	GA	1	256	92.2%				1	256	92.2%			1	256
Douglasville	GA										1	300	1	300
Savannah	GA
Stockbridge	GA				1	240	95.0%	1	240	95.0%			1	240

GEORGIA		9	2,313	95.1%	2	416	94.2%	11	2,729	95.1%	3	736	14	3,465

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	91.0%				2	498	91.0%			2	498

MISSISSIPPI		2	498	91.0%				2	498	91.0%			2	498

Las Vegas	NV				3	858	94.3%	3	858	94.3%			3	858

NEVADA					3	858	94.3%	3	858	94.3%			3	858

Albuquerque	NM				3	1,025	90.4%	3	1,025	90.4%			3	1,025

NEW MEXICO					3	1,025	90.4%	3	1,025	90.4%			3	1,025

Charlotte	NC	1	300	88.7%				1	300	88.7%			1	300
Raleigh/Durham	NC	2	572	87.5%				2	572	87.5%			2	572

NORTH CAROLINA		3	872	87.9%				3	872	87.9%			3	872

Bluffton	SC	1	414	89.4%				1	414	89.4%			1	414
Greenville	SC	1	350	96.0%				1	350	96.0%			1	350

SOUTH CAROLINA		2	764	92.4%				2	764	92.4%			2	764

Austin	TX	3	803	94.2%	1	280	92.9%	4	1,083	94.2%			4	1,083
San Antonio	TX	1	322	93.2%				1	322	93.2%			1	322

TEXAS		4	1,125	93.9%	1	280	92.9%	5	1,405	93.9%			5	1,405

Chattanooga	TN										1	308	1	308
Cordova	TN										1	500	1	500
Murfreesboro	TN										1	106	1	106
Nashville	TN				2	618	84.6%	2	618	84.6%			2	618

TENNESSEE											3	914	3	914

TOTAL		45	15,489	94.7%	33	9,520	92.9%	78	25,009	94.6%	15	4,091	93	29,100

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q04	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,193	24,714	22,278	22,391	91,576	22,019	21,899	22,953	22,521	89,392
Divisional Expenses	6,474	6,634	6,645	6,599	26,352	6,443	6,327	6,662	6,722	26,154

Divisional NOI	15,719	18,081	15,633	15,791	65,224	15,575	15,572	16,291	15,799	63,238

Divisional NOI Margin	70.8%	73.2%	70.2%	70.5%	71.2%	70.7%	71.1%	71.0%	70.2%	70.7%
growth *(4)	-5.9%	-5.9%	-14.0%	-8.1%	-8.5%	-0.9%	-13.9%	4.2%	0.1%	-3.0%

Same-Property without Terminations
Lease Terminations	(165)	(2,258)	(70)	(86)	(2,580)	(347)	(37)	(922)	(345)	(1,651)

Divisional NOI w/o Term.	15,554	15,823	15,562	15,705	62,644	15,228	15,535	15,369	15,454	61,586

growth w/o terminations	-3.7%	-3.7%	-4.8%	-6.9%	-4.8%	-2.1%	-1.8%	-1.2%	-1.6%	-1.7%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	22,697	25,142	22,709	22,960	93,508	24,028	24,206	25,186	25,270	98,690
Divisional Expenses	6,814	6,992	6,949	6,927	27,682	7,027	6,937	7,313	7,455	28,732

Divisional NOI	15,883	18,150	15,760	16,033	65,826	17,001	17,269	17,872	17,815	69,957

Divisional NOI Margin	70.0%	72.2%	69.4%	69.8%	70.4%	70.8%	71.3%	71.0%	70.5%	70.9%
growth	51.1%	52.1%	-0.5%	-3.7%	19.8%	7.0%	-4.9%	13.4%	11.1%	6.3%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(3)	Straight-line rents are included.
(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS

DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	862	14.7%	18.2%	862	17.3%	13.4%	-4.5%	21.3%	9.3%	0.6%	12.8%
Birmingham	AL	1,409	24.0%	26.1%	1,379	27.7%	3.1%	13.3%	-0.3%	1.0%	-1.2%	1.9%
Huntsville	AL	1,533	26.1%	21.4%	869	17.4%	-1.7%	-1.7%	-1.8%	2.6%	2.4%	2.7%
Montgomery	AL	268	4.6%	3.6%	268	5.4%	8.2%	1.6%	12.2%	6.4%	-2.9%	12.6%
Orlando	FL	1,505	25.6%	26.5%	1,315	26.4%	-9.3%	-3.7%	-11.7%	-14.7%	-2.6%	-19.2%
Tampa	FL	292	5.0%	4.2%	292	5.9%	3.4%	13.4%	-2.5%	-3.2%	1.0%	-5.8%

Total		5,870	100.0%	100.0%	4,985	100.0%	0.6%	1.9%	0.1%	-2.4%	-0.8%	-3.0%

Notes:
(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

4Q04	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Base Rent per SF — Straight Line (See Reconciliation Below)
Same-Property *(1)	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10	$18.87	$19.00
change	-0.1%	-3.7%	-1.0%	-5.3%		-1.2%	0.4%	-1.2%	-1.5%
Total Division *(2)	$19.29	$19.06	$19.08	$19.06		$18.39	$18.33	$18.12	$18.14
change	6.6%	3.9%	1.7%	-3.8%		-4.7%	-3.8%	-5.0%	-4.8%
Base Rent per SF — Cash (See Reconciliation Below)
Same-Property *(1)	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43	$18.30	$18.28
change	-1.8%	-4.1%	-2.8%	-7.3%		-1.8%	-1.3%	-1.5%	-2.7%
Total Division *(2)	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60	$17.63	$17.48
change	5.0%	2.9%	0.7%	-4.8%		-6.5%	-5.5%	-4.8%	-5.5%

Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$18.76	$18.68	$18.58	$18.78		$18.42	$18.43	$18.30	$18.28
Effects of Concessions & Contractual Rent Increases	0.57	0.34	0.51	0.52		0.67	0.67	0.57	0.72

S-L Rents per SF — Consolidated	$19.33	$19.02	$19.09	$19.30		$19.09	$19.10	$18.87	$19.00

Total Division
Cash Rent per SF	$18.71	$18.62	$18.52	$18.50		$17.49	$17.60	$17.63	$17.48
Concess. & Contract. Rent Incr.	0.58	0.44	0.56	0.56		0.90	0.73	0.49	0.66

Straight-Lined Rents per SF	19.29	19.06	19.08	19.06		18.39	18.33	18.12	18.14

Effect of Unconsolidated Assets	(0.01)	(0.01)	(0.01)	(0.00)		—	—	—	—

S-L Rents per SF — Consolidated	$19.28	$19.05	$19.07	$19.06		$18.39	$18.33	$18.12	$18.14

To Reconcile to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Cons.	4,522	4,656	4,614	4,673		4,966	5,132	5,187	5,329

Revenue	$21,795	$22,172	$21,998	$22,265		$22,831	$23,518	$23,498	$24,169

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(2)	Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

4Q04	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet (in 000s)
Total SF	5,192	5,194	5,169	5,305	5,215	5,696	5,695	5,670	5,850	5,728
SF — Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)

SF — Consolidated Assets	5,182	5,184	5,159	5,295	5,205	5,686	5,685	5,660	5,840	5,718

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	524	272	376	301	$1,473	396	178	334	493	$1,401
Revenue- Enhancing	—	—	—	—	—	—	—	—	—	—
Tenant Improvements	3,220	2,058	1,373	1,976	8,627	1,143	1,947	2,184	3,062	8,336
Leasing Commissions	505	543	1,055	593	2,696	779	1,393	794	767	3,733
Admin — Division	70	5	—	—	75	9	2	168	4	183

Total	4,319	2,878	2,804	2,870	12,871	2,327	3,520	3,480	4,326	13,653
Less: Unconsolidated Assets	—	—	—	—	—	—	—	—	—	—

Total — Consolidated Assets	$4,319	$2,878	$2,804	$2,870	$12,871	$2,327	$3,520	$3,480	$4,326	$13,653

Capital Expenditures per SF
Regular Maintenance	$0.10	$0.05	$0.07	$0.06	$0.28	$0.07	$0.03	$0.06	$0.08	$0.24
Revenue- Enhancing	—	—	—	—	—	—	—	—	—	—
Tenant Improvements	0.62	0.40	0.27	0.37	1.65	0.20	0.34	0.39	0.52	1.46
Leasing Commissions	0.10	0.10	0.20	0.11	0.52	0.14	0.24	0.14	0.13	0.65

Total	0.83	0.55	0.54	0.54	2.47	0.41	0.62	0.61	0.74	2.38
Total — Consolidated Assets	$0.83	$0.56	$0.54	$0.54	$2.47	$0.41	$0.62	$0.61	$0.74	$2.39

Notes:

(1)	See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)
	Consolidated Assets
		% of Leased		% of
	SF	SF	Rent	Total
2005	578	11%	$10,085	11%
2006	806	15%	14,220	16%
2007	1,003	19%	17,982	20%
2008	510	9%	8,213	9%
2009	518	10%	8,717	10%
2010 +	1,997	37%	30,912	34%

Total Leased SF	5,414		$90,128

TENANT CONCENTRATION

(SF in 000s)
		Consolidated Assets
			% of Total
		SF	Co. Rev
1	FISERV Solutions	282.7	1.7%
2	Veritas Software	146.2	0.9%
3	Witness Systems	96.5	0.8%
4	Ace Insurance	98.1	0.7%
5	General Services Admin	133.3	0.6%
6	DRS Test and Energy Mgmt	215.5	0.5%
7	London Bridge	71.4	0.5%
8	Imery’s	84.4	0.5%
9	AmSouth Bank	62.3	0.5%
10	Compdent Corp.	58.8	0.4%

4Q04	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	62.9	85.7	108.9	37.2	294.8	96.1	207.2	75.4	235.8	614.6
New	92.6	78.2	236.8	72.1	479.7	104.4	119.7	158.5	160.0	542.6
Development	17.7	41.8	102.9	9.7	172.1	13.6	3.6	12.3	5.5	35.0

Total	173.3	205.6	448.7	119.0	946.6	214.1	330.5	246.3	401.3	1,192.2

Annual Rent $- Straight Line
Renewal	$16.55	$18.09	$15.38	$17.26	$16.65	$17.13	$17.16	$15.74	$16.61	$16.77
New	15.48	14.35	15.40	16.75	15.45	14.39	17.45	15.39	16.44	15.96
Development	19.37	20.51	19.69	23.65	20.08	21.24	20.01	20.34	21.82	20.89

Total	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30	$15.75	$16.61	$16.52

Annual Rent $- Cash *(2)
Renewal	$15.98	$16.32	$12.76	$16.35	$14.94	$16.82	$16.22	$15.52	$15.67	$16.02
New	13.39	12.06	10.95	8.82	11.28	10.94	14.53	13.86	15.71	13.99
Development	14.56	18.84	18.46	5.15	17.40	20.10	16.25	19.15	21.35	19.57

Total	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61	$14.63	$15.76	$15.20

Concession $
Renewal	$0.24	$0.24	$0.83	$0.22	$0.45	$0.13	$0.10	$—	$1.62	$0.68
New	1.73	2.50	0.73	1.86	1.38	3.21	3.91	5.19	0.99	3.29
Development	0.84	1.48	6.37	—	4.26	1.27	—	1.94	2.48	1.57

Total	$1.10	$1.35	$2.05	$1.19	$1.62	$1.71	$1.48	$3.44	$1.38	$1.89

TI Committed $
Renewal	$5.08	$4.78	$6.05	$1.46	$4.90	$0.74	$3.97	$1.39	$10.17	$5.52
New	14.10	14.89	19.39	14.15	16.85	12.46	16.58	16.41	14.50	15.12
Development	28.75	29.60	40.87	23.10	35.88	27.07	25.00	16.76	30.55	23.79

Total	$12.32	$13.67	$21.08	$10.91	$16.59	$8.13	$8.76	$11.82	$12.17	$10.43

Leasing Commissions $
Renewal	$1.44	$1.71	$1.98	$0.60	$1.61	$0.16	$3.70	$0.66	$4.21	$2.97
New	3.07	3.34	6.12	8.76	5.47	3.52	5.71	5.44	3.92	4.68
Development	5.43	4.43	6.30	3.05	5.57	2.70	6.14	2.78	0.86	2.78

Total	$2.72	$2.88	$5.15	$5.74	$4.29	$1.96	$4.45	$3.84	$4.04	$3.74

Notes:
(1)	Square feet leased during the quarter.
(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease.
Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Cash Rents	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16	$15.61	$14.63	$15.76	$15.20
Concess. and Contract. Rent Incr.	1.82	1.95	3.26	6.60	3.13	1.90	1.69	1.12	0.85	1.32

Straight Line Rents	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06	$17.30	$15.75	$16.61	$16.52

4Q04	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%		For Period Ending
Property	Location		Own	SF - 000s	4Q03	1Q04	2Q04	3Q04	4Q04	S-P

CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
901 Maitland	Orlando	FL		154.6	95.4%	85.1%	67.5%	68.1%	67.8%	S
AmSouth Center	Huntsville	AL		154.5	91.4%	92.2%	95.2%	95.5%	93.2%	S
Colonial Center at Blue Lake	Birmingham	AL		164.7	86.2%	86.6%	81.8%	84.1%	79.8%	S
Colonial Center at Colonnade	Birmingham	AL		421.8	99.1%	98.5%	99.0%	98.4%	97.5%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	99.1%	100.0%	100.0%	99.1%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	LU	88.8%	91.3%	95.4%	98.8%
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Research Park	Huntsville	AL		133.5	89.0%	100.0%	100.0%	100.0%	98.9%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	100.0%
Colonial Center Heathrow	Orlando	FL		807.1	81.4%	80.7%	80.3%	84.0%	85.0%	S
Colonial Center Lakeside	Huntsville	AL		121.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA		652.8	84.6%	86.7%	91.1%	92.2%	94.6%	S
Colonial Plaza	Birmingham	AL		170.9	99.7%	99.7%	99.7%	96.1%	89.0%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		34.9		LU	LU	LU	LU
Concourse Center	Tampa	FL		292.2	91.4%	91.2%	91.3%	92.8%	93.0%	S
DRS Building	Huntsville	AL		215.5		100.0%	100.0%	100.0%	100.0%
Independence Plaza	Birmingham	AL		106.2	99.4%	99.4%	100.0%	100.0%	98.4%	S
International Park	Birmingham	AL		210.7	97.9%	98.2%	98.7%	98.7%	98.9%	S
Interstate Park	Montgomery	AL		230.5	84.6%	85.9%	89.9%	90.8%	95.5%	S
Mansell 400 Business Park	Atlanta	GA		188.8	50.8%	53.5%	59.6%	66.2%	72.5%	S
Perimeter Corporate Park	Huntsville	AL		234.7	93.3%	92.3%	94.3%	95.4%	91.6%	S
Progress Center	Huntsville	AL		224.4	99.1%	98.4%	95.5%	95.9%	96.7%	S
Research Park Office Center	Huntsville	AL		176.6					96.2%
Riverchase Center	Birmingham	AL		305.2	81.4%	80.4%	84.6%	90.9%	87.1%	S
Shoppes at Mansell	Atlanta	GA		20.9	87.5%	100.0%	100.0%	100.0%	100.0%	S

TOTAL CONSOLIDATED	26			5,840.2	89.7%	89.9%	90.8%	92.2%	92.2%

UNCONSOLIDATED PROPERTIES
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%

TOTAL UNCONSOLIDATED	1			30.0

UNCONSOLIDATED WTD FOR CLP % OWNED				10	100.0%	100.0%	100.0%	100.0%	100.0%

4Q04	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%		For Period Ending
Property	Location		Own	SF - 000s	4Q03	1Q04	2Q04	3Q04	4Q04	S-P

SOLD — LAST 5 QTRS
Village at Roswell Summitt	Atlanta	GA		25.5	84.6%	84.6%	84.6%

TOTAL SOLD	1			25.5	84.6%	84.6%	84.6%

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
Grand Twin	Birmingham	AL	0%	90.2
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4
Oxmoor Tower	Birmingham	AL	0%	86.8

TOTAL MANAGED	8			925.7

SUMMARY

				Occupancies Weighted for CLP % Owned
Consolidated	26			5,840.2	89.7%	89.9%	90.8%	92.2%	92.2%
Unconsolidated	1			30.0	100.0%	100.0%	100.0%	100.0%	100.0%

Subtotal — Current Portfolio	27			5,870.1	89.7%	90.0%	90.9%	92.2%	92.4%

Managed	8			925.7

Total Owned & Managed	35			6,795.9

Sold	1			25.5	84.6%	84.6%	84.6%	0.0%	0.0%

Occupancy Total Including Sold Assets					89.7%	89.9%	90.8%	92.2%	92.2%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	23			5,477.3	89.2%	89.7%	90.3%	91.9%	92.4%
Central Business District	4			392.8	96.3%	96.6%	97.9%	96.4%	92.1%

Total Division	27			5,870.1	89.7%	90.0%	90.9%	92.2%	92.4%

Same-Property Occupancy
Same-Property Portfolio*	21			4,985.5	89.1%	89.0%	89.9%	91.3%	91.3%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

4Q04	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF

Birmingham	AL	6	1,379	92.3%	1	30	100.0%	7	1,409	92.4%	5	631	12	2,041
Huntsville	AL	8	1,533	97.0%				8	1,533	97.0%			8	1,533
Montgomery	AL	2	268	96.1%				2	268	96.1%	1	43	3	311

ALABAMA		16	3,181	94.9%	1	30	100.0%	17	3,211	94.9%	6	675	23	3,885

Orlando	FL	6	1,505	86.1%				6	1,505	88.2%	2	251	8	1,756
Tampa	FL	1	292	93.0%				1	292	93.0%			1	292

FLORIDA		7	1,797	87.2%				7	1,797	89.0%	2	251	9	2,048

Atlanta	GA	3	862	89.9%				3	862	89.9%			3	862

GEORGIA		3	862	89.9%				3	862	89.9%			3	862

TOTAL		26	5,840	92.2%	1	30	100.0%	27	5,870	92.4%	8	926	35	6,796

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q04	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

NET OPERATING INCOME *(1)
($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD '04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	33,874	32,783	33,204	37,594	137,456	33,607	33,747	33,901	38,144	139,400
Divisional Expenses	9,554	9,753	9,931	9,895	39,133	9,220	9,953	10,362	10,060	39,595

Divisional NOI	24,320	23,031	23,273	27,699	98,323	24,387	23,794	23,539	28,085	99,805

Divisional NOI Margin	71.8%	70.3%	70.1%	73.7%	71.5%	72.6%	70.5%	69.4%	73.6%	71.6%
growth *(4)	2.4%	-4.5%	0.1%	0.9%	-0.2%	0.3%	3.3%	1.1%	1.4%	1.5%

Same-Property without Terminations
Lease Terminations	(471)	(154)	(191)	(107)	(923)	(144)	(602)	(62)	(121)	(929)

Divisional NOI w/o Term.	23,849	22,877	23,082	27,592	97,400	24,243	23,192	23,477	27,964	98,876

growth w/o terminations	0.5%	-3.7%	2.3%	2.8%	0.5%	1.7%	1.4%	1.7%	1.3%	1.5%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(727)	(677)	(678)	(857)	(2,939)	(843)	(768)	(892)	(989)	(3,492)

Divisional NOI — Consolidated	23,593	22,354	22,595	26,842	95,384	23,544	23,026	22,647	27,096	96,313

growth — consolidated properties						-0.2%	3.0%	0.2%	0.9%	1.0%

Total Portfolio
Divisional Revenues *(3)	38,836	37,450	37,571	42,947	156,805	38,556	39,030	42,986	48,644	169,217
Divisional Expenses	11,623	11,877	11,891	12,249	47,640	11,357	12,285	13,585	13,532	50,759

Divisional NOI	27,213	25,572	25,680	30,698	109,164	27,198	26,746	29,401	35,113	118,457

Divisional NOI Margin	70.1%	68.3%	68.4%	71.5%	69.6%	70.5%	68.5%	68.4%	72.2%	70.0%
growth	4.4%	-3.2%	-0.4%	-1.2%	-0.1%	-0.1%	4.6%	14.5%	14.4%	8.5%

Notes:
(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.
(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(3)	Straight-line rents are included.
(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE
	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	7,302	57.6%	62.2%	6,897	63.9%	1.6%	4.1%	0.6%	1.0%	1.8%	0.7%
Shopping Centers	5,386	42.4%	37.8%	3,889	36.1%	1.1%	-7.8%	3.4%	2.5%	-1.4%	3.5%

Total	12,687	100.0%	100.0%	10,786	100.0%	1.5%	1.7%	1.4%	1.4%	1.2%	1.5%

Notes:
(1)	Includes both consolidated and unconsolidated properties. See page 10 for Reconciliation to Income Statement.

4Q04	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.31	$22.51	$22.60	$22.70		$22.82	$22.93	$22.98	$22.95
change	1.2%	1.3%	0.9%	1.8%		2.3%	1.9%	1.7%	1.1%
Total Division *(2)	$22.21	$22.41	$22.42	$22.06		$22.15	$22.89	$23.71	$22.86
change	1.2%	1.3%	0.9%	-0.7%		-0.3%	2.1%	5.8%	3.6%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.16	$22.34	$22.37	$22.50		$22.69	$22.78	$22.78	$22.79
change	1.5%	1.5%	1.1%	2.2%		2.4%	2.0%	1.8%	1.3%
Total Division *(2)	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81	$23.50	$22.72
change	1.5%	1.5%	1.1%	-0.2%		0.0%	2.2%	5.0%	3.0%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.16	$22.34	$22.37	$22.50		$22.69	$22.78	$22.78	$22.79
Effects of Concessions & Contractual Rent Increases	0.15	0.17	0.23	0.20		0.13	0.15	0.20	0.16

Straight-Line Rent per SF	22.31	22.51	22.60	22.70		22.82	22.93	22.98	22.95

Effect of Unconsolidated Assets	(0.64)	(0.63)	(0.72)	(0.67)		(0.64)	(0.76)	(0.64)	(0.64)

S-L Rents per SF(Ten<10K) — Consolidated	$21.67	$21.88	$21.88	$22.03		$22.18	$22.17	$22.34	$22.31

Total Division
Cash Rent per SF	$22.14	$22.32	$22.39	$22.05		$22.14	$22.81	$23.50	$22.72
Concess & Contract. Rent Incr.	0.07	0.09	0.03	0.01		0.01	0.08	0.21	0.14

Straight-Line Rent per SF	22.21	22.41	22.42	22.06		22.15	22.89	23.71	22.86

Effect of Unconsolidated Assets	(0.59)	(0.59)	(0.63)	(0.09)		(0.53)	(0.82)	(1.47)	(0.61)

S-L Rents per SF(Ten<10K) — Consolidated	$21.62	$21.82	$21.79	$21.97		$21.62	$22.07	$22.24	$22.25

To Reconcile to Total Mall Minimum Rent
Less: Effects of Ten>10K	(11.98)	(12.26)	(12.27)	(12.50)		(11.75)	(12.51)	(12.87)	(12.44)

S-L Rents for Malls — Consolidated	9.64	9.56	9.52	9.47		9.87	9.56	9.37	9.81
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Consolidated	6,243	6,246	6,243	6,404		6,301	6,279	6,348	6,375

Minimum Rents	$15,045	$14,925	$14,851	$15,158		$15,540	$15,003	$14,877	$15,632

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(2)	Total division statistics exclude properties in lease-up.
(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q04	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS CONT'D
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$13.48	$13.41	$13.55	$13.66		$13.70	$13.76	$14.33	$14.48
change	3.5%	1.8%	1.0%	0.5%		1.6%	2.6%	5.8%	6.0%
Total Division *(2)	$13.30	$13.21	$13.40	$14.38		$14.31	$14.58	$16.53	$16.65
change	2.0%	0.3%	0.6%	6.9%		7.6%	10.4%	23.4%	15.8%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75	$14.34	$14.51
change	3.4%	1.8%	1.0%	0.2%		1.7%	2.6%	5.8%	6.2%
Total Division *(2)	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53	$16.41	$16.57
change	1.8%	-0.1%	0.4%	6.3%		7.4%	10.0%	22.4%	15.5%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$13.47	$13.40	$13.56	$13.66		$13.70	$13.75	$14.34	$14.51
Effects of Concessions & Contractual Rent Increases	0.01	0.01	(0.01)	—		—	0.01	(0.01)	(0.03)

Straight-Line Rent per SF	13.48	13.41	13.55	13.66		13.70	13.76	14.33	14.48

Effect of Unconsolidated Assets	(0.04)	(0.05)	(0.04)	(0.04)		(0.04)	(0.04)	(0.38)	(0.35)

S-L Rents per SF — Consolidated	$13.44	$13.36	$13.51	$13.62		$13.66	$13.72	$13.95	$14.13

Total Division
Cash Rent per SF	$13.30	$13.21	$13.41	$14.35		$14.28	$14.53	$16.41	$16.57
Concess. & Contract. Rent Incr.	—	—	(0.01)	0.03		0.03	0.05	0.12	0.08

Straight-Line Rent per SF	13.30	13.21	13.40	14.38		14.31	14.58	16.53	16.65

Unconsolidated Assets	(0.04)	(0.04)	(0.04)	(0.02)		(0.03)	(0.02)	(0.06)	(0.04)

S-L Rents per SF — Consolidated	$13.26	$13.17	$13.36	$14.36		$14.28	$14.56	$16.47	$16.61

To Reconcile to Total Center Minimum Rent
Less: Effects of Ten>10K	(3.87)	(4.03)	(4.27)	(5.29)		(4.68)	(5.54)	(6.23)	(5.53)

S-L Rents for Centers — Consolidated	9.39	9.14	9.09	9.07		9.60	9.02	10.24	11.08
Div by: # of Qtrs In Yr	4	4	4	4		4	4	4	4
Mult by: Avg Occupied SF — Consolidated	3,520	3,390	3,369	3,483		3,421	3,855	4,402	4,536

Minimum Rents	$8,259	$7,747	$7,657	$7,899		$8,212	$8,692	$11,271	$12,562

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.
(2)	Total division statistics exclude properties in lease-up.
(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

4Q04	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

TENANT PERFORMANCE *(1)
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
CONSOLIDATED & UNCONSOLIDATED ASSETS

MALLS
Occupancy Costs *(2)	11.8%	11.7%	11.6%	11.8%		11.8%	11.6%	11.7%	11.3%

Gross Sales per SF *(3)
Same-Property *(4)	$265.00	$265.61	$268.84	$271.20		$275.09	$275.67	$274.15	$272.48
change	-0.9%	-0.7%	1.4%	3.2%		3.8%	3.8%	2.0%	0.5%
Total Division *(5)	$267.31	$268.49	$270.39	$270.23		$274.37	$275.56	$272.34	$271.19
change	-1.3%	-0.6%	0.6%	1.4%		2.6%	2.6%	0.7%	0.4%

CONSOLIDATED ASSETS

MALLS
Occupancy Costs *(2)	11.3%	11.2%	11.1%	11.0%		10.9%	10.9%	10.9%	11.0%

Gross Sales per SF *(3)
Same-Property *(4)	$265.00	$265.61	$268.84	$271.20		$275.09	$275.67	$274.15	$272.48
change	-0.9%	-0.7%	1.4%	3.2%		3.8%	3.8%	2.0%	0.5%
Total Division *(5)	$265.66	$266.14	$269.97	$271.37		$274.82	$275.24	$273.62	$271.03
change	-0.7%	-0.6%	1.6%	3.1%		3.4%	3.4%	1.4%	-0.1%

CONSOLIDATED & UNCONSOLIDATED ASSETS

SHOPPING CENTERS
Occupancy Costs *(2)	10.1%	9.3%	9.9%	10.3%		10.2%	10.2%	9.8%	9.6%

Gross Sales per SF *(3)
Same-Property *(4)	$222.33	$221.18	$218.63	$220.64		$221.16	$219.28	$220.26	$224.58
change	1.8%	1.5%	1.5%	6.5%		-0.5%	-0.9%	0.7%	1.8%
Total Division *(5)	$222.99	$222.05	$218.36	$220.53		$223.96	$221.16	$213.75	$214.16
change	0.0%	-4.0%	-4.5%	0.8%		0.4%	-0.4%	-2.1%	-2.9%

CONSOLIDATED ASSETS

SHOPPING CENTERS
Occupancy Costs *(2)	10.0%	10.1%	10.1%	10.0%		10.1%	10.1%	9.7%	9.5%

Gross Sales per SF *(3)
Same-Property *(4)	$220.54	$219.10	$218.54	$220.77		$220.41	$218.14	$218.99	$223.55
change						-0.1%	-0.4%	0.2%	1.3%
Total Division *(5)	$221.40	$220.21	$218.26	$220.65		$223.43	$220.21	$212.30	$212.70
change						0.9%	0.0%	-2.7%	-3.6%

Notes:
(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.
(2)	Includes all reporting tenants less than 10,000 square feet.
(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.
(4)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year; same property malls excludes Parkway Place, Orlando Fashion Square, and Colonial University Village.
(5)	Total division statistics exclude properties in lease-up.

4Q04	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

CAPEX SUMMARY
	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet (in 000s)
Total SF	11,541	11,546	11,574	11,629	11,573	11,473	11,945	12,623	12,302	12,086
SF — Unconsolidated Assets	(531)	(531)	(531)	(531)	(531)	(531)	(531)	(510)	(170)	(436)

SF — Consolidated Assets	11,010	11,015	11,043	11,098	11,042	10,942	11,414	12,113	12,132	11,650

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$621	$613	$669	$1,145	$3,048	$416	$1,126	$676	$481	$2,699
Revenue- Enhancing	334	929	471	734	2,468	94	713	236	723	1,766
Tenant Improvements	1,545	3,384	474	2,450	7,853	600	2,598	6,233	3,490	12,921
Leasing Commissions	255	347	418	868	1,888	284	705	411	804	2,204
Admin — Division	18	190	5	35	248	3	73	12	8	96

Total w/o Acquisition-Related	2,773	5,463	2,037	5,232	15,505	1,397	5,215	7,568	5,506	19,686
Acquisition-Related *(2)	—	—	—	—	—	—	—	—	78	78

Less: Unconsolidated Assets	(665)	(707)	(545)	(1,774)	(3,691)	(90)	(34)	(411)	(204)	(739)

Total — Consolidated Assets	$2,108	$4,756	$1,492	$3,458	$11,814	$1,307	$5,181	$7,157	$5,380	$19,025

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.05	$0.06	$0.10	$0.26	$0.04	$0.09	$0.05	$0.04	$0.22
Revenue- Enhancing	0.03	0.08	0.04	0.06	0.21	0.01	0.06	0.02	0.06	0.15
Tenant Improvements	0.13	0.29	0.04	0.21	0.68	0.05	0.22	0.49	0.28	1.07
Leasing Commissions	0.02	0.03	0.04	0.07	0.16	0.02	0.06	0.03	0.07	0.18

Total	0.24	0.47	0.18	0.45	1.34	0.12	0.44	0.60	0.45	1.63

Total — Consolidated Assets	$0.19	$0.43	$0.14	$0.31	$1.07	$0.12	$0.45	$0.59	$0.44	$1.63

Notes:
(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.
(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)
	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased	% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2005	948	8%	$13,848	12%	908	8%	$13,309	12%
2006	1,344	12%	13,661	11%	1,335	12%	13,522	12%
2007	1,394	12%	14,487	12%	1,353	12%	13,321	12%
2008	1,035	9%	9,485	8%	1,003	9%	8,837	8%
2009	1,512	13%	12,609	10%	1,504	14%	12,377	11%
2010+	5,237	46%	56,249	47%	4,884	44%	49,835	45%

Total Leased SF	11,470		120,338		10,987		111,201

TENANT CONCENTRATION
(SF in 000s)
		Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	271	1.3%	1	The Limited, Inc.	252	1.2%
2	Saks Inc.	600	1.0%	2	Saks Inc.	600	1.0%
3	JC Penney Co, Inc.	1,084	0.9%	3	JC Penney Co, Inc.	1,084	0.9%
4	Belk, Inc.	1,093	0.6%	4	Belk, Inc.	1,093	0.7%
5	Sears, Roebuck, & Co.	1,097	0.6%	5	Sears, Roebuck, & Co.	1,097	0.6%
6	Publix Supermarkets, Inc.	229	0.6%	6	Shoe Show, Inc.	123	0.5%
7	Shoe Show, Inc.	123	0.5%	7	Wal-Mart Stores, Inc.	307	0.5%
8	Wal-Mart Stores, Inc.	523	0.5%	8	Footlocker	99	0.5%
9	Footlocker	102	0.5%	9	TJX Companies, Inc.	256	0.5%
10	TJX Companies, Inc.	226	0.5%	10	Publix Supermarkets, Inc.	185	0.4%

4Q04	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED & UNCONSOLIDATED ASSETS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	247	62	79	50	438	286	207	89	154	735
New	39	156	122	59	376	84	143	223	175	625
Development	128	167	42	25	362	77	129	39	14	260

Total	414	385	243	134	1,176	447	479	351	343	1,620

Annual Rent $ — Straight Line
Total	$6.93	$11.35	$16.36	$18.91	$11.69	$12.91	$14.00	$13.91	$14.19	$13.72

Annual Rent $ — Cash *(2)
Renewal	$5.32	$18.32	$15.13	$18.46	$10.43	$9.53	$11.73	$17.03	$14.38	$12.07
New	16.21	14.51	14.44	16.02	14.90	18.63	13.10	11.20	11.40	12.69
Development	7.01	5.68	21.76	24.04	9.28	17.95	17.02	18.72	40.84	18.87

Total	$6.87	$11.29	$15.93	$18.43	$11.51	$12.70	$13.57	$13.52	$13.97	$13.40

TI Committed $
Renewal	$—	$0.16	$—	$—	$0.02	$1.67	$—	$0.10	$—	$0.66
New	25.38	55.80	28.18	6.42	35.94	32.27	33.01	33.24	6.11	25.47
Development	89.06	1.02	19.45	7.36	34.73	6.31	51.07	5.98	7.22	28.57

Total	$29.93	$23.08	$17.51	$4.20	$22.19	$8.25	$23.63	$21.82	$3.42	$14.71

Leasing Commissions $
Renewal	$0.19	$0.60	$0.77	$0.42	$0.38	$0.45	$0.59	$0.76	$0.60	$0.56
New	2.90	4.91	3.52	2.20	3.83	4.26	2.31	2.20	3.05	2.74
Development	1.93	1.54	2.45	2.64	1.86	2.78	2.88	1.72	6.62	2.88

Total	$0.98	$2.75	$2.44	$1.62	$1.94	$1.57	$1.72	$1.79	$2.10	$1.78

Notes:
(1)	Square feet leased during the quarter.
(2)	First full year rent for square feet produced during the quarter. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Cash Rents	$6.87	$11.29	$15.93	$18.43	$11.51	$12.70	$13.57	$13.52	$13.97	$13.40
Concessions and Contr. Rent Incr.	0.07	0.06	0.43	0.49	0.19	0.21	0.43	0.39	0.22	0.32

Straight Line Rents	$6.93	$11.35	$16.36	$18.91	$11.69	$12.91	$14.00	$13.91	$14.19	$13.72

4Q04	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED ASSETS
	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal						286	189	89	154	717
New						80	132	220	175	607
Development						59	44	32	10	145

Total						424	365	340	339	1,468

Annual Rent $- Straight Line
Total						$12.44	$12.79	$13.52	$13.41	$13.00

Annual Rent $- Cash *(2)
Renewal						$9.53	$11.52	$17.03	$14.39	$12.02
New						18.81	12.88	11.17	11.40	12.61
Development						16.52	16.02	15.83	26.09	16.90

Total						$12.24	$12.56	$13.13	$13.20	$12.75

TI Committed $
Renewal						$1.67	$—	$0.10	$—	$0.68
New						34.02	35.39	33.73	6.11	26.16
Development						1.03	34.26	6.64	10.10	12.96

Total						$7.65	$16.96	$22.44	$3.46	$12.42

Leasing Commissions $
Renewal						$0.45	$0.56	$0.76	$0.60	$0.55
New						4.46	2.34	2.22	3.05	2.78
Development						2.57	2.98	1.38	4.97	2.61

Total						$1.50	$1.50	$1.76	$2.00	$1.68

Notes:
(1)	Square feet leased during the quarter.
(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	YTD '04
Cash Rents	$12.24	$12.56	$13.13	$13.20	$12.75
Concessions and Contr. Rent Incr.	0.19	0.24	0.39	0.21	0.25

Straight Line Rents	$12.44	$12.79	$13.52	$13.41	$13.00

4Q04	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	4Q03	1Q04	2Q04	3Q04	4Q04	S-P

CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	68.7%	68.7%	68.7%	68.7%	70.0%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	93.0%	93.0%	93.0%	93.0%	93.0%	S
CM Bel Air	Mobile	AL		1,335.6	334.0	1,001.6	97.3%	95.1%	94.3%	95.4%	96.5%	S
CM Burlington	Burlington	NC		415.2	—	415.2	96.0%	95.8%	96.9%	97.1%	97.1%	S
CM Decatur	Huntsville	AL		576.0	80.9	495.1	87.3%	86.5%	85.7%	86.1%	86.2%	S
CM Gadsden	Gadsden	AL		517.0	—	517.0	96.5%	96.4%	96.2%	96.6%	95.9%	S
CM Glynn Place	Brunswick	GA		507.7	225.6	282.2	60.2%	60.2%	60.3%	59.4%	92.1%	S
CM Greenville	Greenville	NC		450.2	46.1	404.1	93.4%	92.9%	96.8%	95.9%	98.4%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	92.4%	90.6%	92.0%	91.4%	91.3%	S
CM Macon	Macon	GA		1,446.4	682.2	764.2	94.4%	93.5%	93.1%	93.6%	94.2%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.0	97.5%	96.0%	99.0%	99.0%	97.0%	S
CM Myrtle Beach	Myrtle Beach	SC		506.4	—	506.4	96.4%	93.1%	93.4%	91.6%	94.7%	S
CM Staunton	Staunton	VA		423.3	—	423.3	81.3%	84.4%	84.0%	98.3%	97.8%	S
CM Temple	Temple	TX		555.4	109.0	446.4	87.9%	87.9%	87.5%	88.7%	90.8%	S
CM Valdosta	Valdosta	GA		398.9	73.7	325.2	94.6%	93.0%	97.5%	95.8%	96.2%	S
Colonial Brookwood Village	Birmingham	AL		601.0	232.0	369.0	91.0%	90.8%	93.1%	94.4%	94.8%	S
Colonial Shoppes Clay	Birmingham	AL		66.3	—	66.3	63.3%	88.2%	93.0%	91.5%	95.3%	S
Colonial University Village	Auburn	AL		404.7	—	404.7	95.1%	94.4%	86.6%	87.3%	83.5%
CP Beechwood	Athens	GA		339.1	—	339.1	74.0%	74.5%	76.2%	76.2%	75.3%	S
CS College Parkway	Ft. Myers	FL		78.9	—	78.9				100.0%	100.0%
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	44.8%	44.8%	43.9%	45.1%	96.1%	S
CP Deerfield	Deerfield Beach	FL		378.7	—	378.7				98.0%	97.6%
CP Hunter’s Creek	Orlando	FL		222.1	—	222.1	50.6%	51.5%	50.9%	50.0%	50.6%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	93.6%	93.6%	94.0%	93.7%	87.6%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	95.2%	96.5%	95.9%	94.9%	75.0%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	95.9%	95.9%	95.9%	95.9%	98.0%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	95.2%	98.0%	97.5%	97.5%	98.0%	S
CP Boulevard Square	Pembroke Pines	FL		220.7	—	220.7				94.3%	94.9%
CP TownPark	Orlando	FL		146.5	—	146.5	LU	LU	LU	LU	LU
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	97.7%	97.7%	S
CP Trussville II	Birmingham	AL		58.2	—	58.2		LU	LU	LU	97.3%
CP Tutwiler Farm	Birmingham	AL		514.1	—	514.1	100.0%	99.6%	100.0%	100.0%	100.0%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	97.8%	89.8%	87.9%	83.3%	83.3%	S
CP Winter Haven	Orlando	FL		197.5	—	197.5	93.2%	92.4%	89.8%	74.9%	74.9%	S
CS Bear Lake	Orlando	FL		131.6	—	131.6	92.5%	92.5%	92.5%	91.9%	92.5%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	89.6%	91.2%	96.7%	96.7%	95.1%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	86.7%	79.2%	79.4%	79.4%	77.6%	S
CS Pines Plaza	Pembroke Pines	FL		68.2	—	68.2				100.0%	100.0%
CS Quaker Village	Greensboro	NC		102.2	—	102.2	86.4%	87.7%	87.7%	80.2%	79.9%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	96.5%	94.7%	94.7%	S
Kingwood Commons	Houston	TX		164.4	—	164.4			80.4%	82.7%	84.9%
Old Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	52.2%	59.4%	61.3%	61.3%	59.7%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	96.8%	98.6%	100.0%	100.0%	100.0%	S
Shops at Colonnade	Birmingham	AL		116.7	—	116.7	50.0%	50.0%	50.0%	50.0%	54.8%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2			93.8%	96.2%	96.2%

TOTAL CONSOLIDATED	45			14,173.9	2,042.0	12,131.9	88.7%	89.0%	89.1%	89.8%	91.4%

UNCONSOLIDATED PROPERTIES
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	98.1%	97.3%	98.8%	98.8%	98.8%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	98.6%	100.0%	100.0%	100.0%	S
Parkway Place	Huntsville	AL	45%	628.2	348.2	280.1	79.8%	77.3%	81.2%	81.9%	81.9%	S

TOTAL UNCONSOLIDATED	3			1,119.5	563.9	555.6

UNCONSOLIDATED WTD FOR CLP % OWNED				348.4		170.2	89.2%	87.5%	90.2%	90.5%	90.5%

4Q04	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	4Q03	1Q04	2Q04	3Q04	4Q04	S-P
SOLD — LAST 5 QTRS
Bel Air Village	Mobile	AL		86.0	—	86.0
CP University Park I	Orlando	FL		215.6		215.6	81.8%
CS Inverness	Birmingham	AL		28.2	—	28.2	49.2%	49.2%	49.2%
CS Stanly	Locust	NC		47.1	—	47.1	100.0%	100.0%	100.0%
Orlando Fashion Square	Orlando	FL	50%	1,041.7	361.4	680.3	92.3%	89.5%	88.9%	92.9%

TOTAL SOLD	5			1,418.6	361.4	1,057.2	82.2%	69.8%	88.2%	92.9%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY
							Occupancies Weighted for CLP% Owned
Consolidated	45			14,173.9	2,042.0	12,131.9	88.7%	89.0%	89.1%	89.8%	91.4%
Unconsolidated	3			1,119.5	563.9	555.6	89.2%	87.5%	90.2%	90.5%	90.5%

Subtotal — Current Portfolio	48			15,293.5	2,606.0	12,687.5	88.7%	88.9%	89.2%	89.9%	91.4%

Managed	4			352.3	—	352.3

Total Owned & Managed	52			15,645.8	2,606	13,039.8

Sold	5			1,418.6	361.4	1,057.2	82.2%	69.8%	88.2%	92.9%

Occupancy Total Including Sold Assets							88.1%	87.3%	89.1%	90.0%	91.4%

By Property Type (Consolidated & Unconsolidated Assets)
Regional Malls	16			9,491.2	2,189.4	7,301.8	91.4%	90.5%	90.7%	91.8%	93.3%
Shopping Centers	32			5,802.3	416.6	5,385.7	83.8%	86.1%	86.7%	87.3%	88.6%

Total Division	48			15,293.5	2,606.0	12,687.5	88.7%	88.9%	89.2%	89.9%	91.4%

Same-Property Occupancy
Same-Property Portfolio *	39			13,392.1	2,606.0	10,786.1	88.5%	88.7%	89.2%	89.3%	91.1%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF

Birmingham	AL	7	1,601	94.3%	1	165	98.8%	8	1,766	94.7%	2	202	10	1,968
Auburn	AL	1	405	83.5%				1	405	83.5%			1	405
Huntsville	AL	1	495	86.2%	2	391	87.0%	3	886	86.6%	1	68	4	954
Madison	AL										1	82	1	82
Mobile	AL	1	1,002	96.5%				1	1,002	96.5%			1	1,002
Montgomery	AL	5	499	82.8%				5	499	82.8%			5	499
Gadsden	AL	1	517	95.9%				1	517	95.9%			1	517

ALABAMA		16	4,518	91.8%	3	556	90.5%	19	5,073	91.7%	4	352	23	5,426

Orlando	FL	5	906	61.3%				5	906	73.1%			5	906
Tampa	FL	1	176	98.0%				1	176	98.0%			1	176
Ft. Myers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	379	97.6%				1	379	97.6%			1	379
Pembroke Pines	FL	2	289	96.1%				2	289	96.1%			2	289
Jacksonville	FL	1	195	87.6%				1	195	87.6%			1	195
Punta Gorda	FL	1	95	96.1%				1	95	96.1%			1	95

FLORIDA		12	2,119	81.0%				12	2,119	87.0%			12	2,119

Columbus	GA	1	110	70.0%				1	110	70.0%			1	110
Brunswick	GA	1	282	92.1%				1	282	92.1%			1	282
Gainesville	GA	1	518	91.3%				1	518	91.3%			1	518
Valdosta	GA	1	325	96.2%				1	325	96.2%			1	325
Athens	GA	1	339	75.3%				1	339	75.3%			1	339
Macon	GA	1	764	94.2%				1	764	94.2%			1	764

GEORGIA		6	2,339	89.7%				6	2,339	89.7%			6	2,339

Burlington	NC	1	415	97.1%				1	415	97.1%			1	415
Greensboro	NC	1	102	79.9%				1	102	79.9%			1	102
Locust	NC
Yadkinville	NC	1	91	94.7%				1	91	94.7%			1	91
Mount Airy	NC	1	149	97.0%				1	149	97.0%			1	149
Greenville	NC	1	404	98.4%				1	404	98.4%			1	404

NORTH CAROLINA		5	1,161	95.8%				5	1,161	95.8%			5	1,161

Myrtle Beach	SC	1	506	94.7%				1	506	94.7%			1	506

SOUTH CAROLINA		1	506	94.7%				4	506	94.7%			4	506

Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%				1	73	100.0%			1	73

Dallas	TX	1	381	96.2%				1	381	96.2%			1	381
Houston	TX	1	164	84.9%				1	164	84.9%			1	164
Temple	TX	1	446	90.8%				1	446	90.8%			1	446

TEXAS		3	992	91.9%				3	992	91.9%			3	992

Staunton	VA	1	423	97.8%				1	423	97.8%			1	423

VIRGINIA		1	423	97.8%				1	423	97.8%			1	423

TOTAL		45	12,132	91.4%	3	556	90.5%	48	12,687	91.4%	4	352	52	13,040

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q04	- 51 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj'd		Proj'd			Proj'd
		2004	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2004	2004-2010	1990-2004	2004-2010	2004	1990-2004	2004-2010	November - 04
Auburn-Opelika	AL	121.6	2.75%	1.42%	2.26%	1.36%	$42,843	0.16%	0.56%	3.6%
Birmingham-Hoover	AL	1,087.2	0.96%	0.88%	1.76%	1.08%	$68,969	1.83%	0.92%	4.3%
Decatur	AL	149.4	0.93%	1.02%	1.47%	1.03%	$59,268	1.22%	0.88%	6.1%
Gadsden	AL	103.6	0.27%	0.26%	0.98%	0.65%	$49,624	1.00%	0.89%	6.2%
Huntsville	AL	362.6	1.66%	1.22%	1.58%	1.24%	$66,172	0.85%	0.84%	3.9%
Mobile	AL	403.1	0.45%	0.37%	1.55%	0.66%	$54,678	1.27%	0.88%	6.0%
Montgomery	AL	358.2	1.22%	1.00%	1.90%	1.25%	$62,985	1.12%	0.78%	5.1%
Gainesville	FL	243.0	1.87%	1.24%	2.47%	1.43%	$55,793	1.16%	0.71%	2.0%
Jacksonville	FL	1,218.5	2.19%	1.67%	2.58%	1.69%	$69,900	1.40%	0.84%	4.4%
Orlando	FL	1,837.4	3.44%	2.32%	3.98%	2.44%	$65,192	1.18%	0.92%	3.9%
Punta Gorda	FL	158.8	2.91%	3.19%	4.67%	3.10%	$52,446	0.65%	0.85%	5.6%
Sarasota-Bradenton	FL	652.0	2.30%	2.42%	4.17%	2.71%	$77,608	1.46%	1.30%	2.9%
Tampa-St. Petersburg	FL	2,563.4	1.67%	1.42%	3.23%	1.83%	$64,238	1.74%	1.00%	3.5%
Athens	GA	176.3	2.06%	1.51%	2.53%	1.57%	$54,140	1.11%	0.80%	2.8%
Atlanta	GA	4,699.5	3.72%	1.80%	3.70%	1.68%	$83,323	2.11%	0.84%	4.1%
Augusta	GA	516.6	1.27%	0.92%	1.05%	1.06%	$59,980	0.68%	0.82%	5.1%
Brunswick	GA	97.7	1.32%	1.26%	2.03%	1.49%	$61,420	1.66%	0.64%
Columbus	GA	285.4	0.49%	0.40%	1.37%	0.91%	$62,676	2.02%	1.15%	5.6%
Gainesville	GA	156.2	4.45%	1.30%	3.96%	1.54%	$67,550	2.00%	1.10%
Macon	GA	226.9	0.68%	0.43%	1.29%	0.75%	$62,938	1.59%	0.86%	3.9%
Savannah	GA	304.9	1.26%	0.84%	1.88%	0.97%	$68,198	1.70%	0.89%	3.2%
Valdosta	GA	123.9	1.73%	1.10%	2.19%	1.21%	$52,201	1.16%	0.66%
Jackson	MS	516.8	1.09%	1.10%	2.18%	1.40%	$65,480	2.17%	0.98%	4.6%
Burlington	NC	138.6	1.97%	0.98%	1.57%	1.10%	$60,306	1.34%	0.84%
Greensboro	NC	668.0	1.65%	0.75%	1.36%	0.94%	$64,000	1.01%	0.72%	4.8%
Greenville	NC	162.4	2.17%	1.76%	2.62%	1.72%	$56,357	1.08%	0.62%	0.6%
Mount Airy	NC	73.3	1.30%	0.70%	0.90%	0.90%	$52,206	0.70%	0.70%
Raleigh-Cary	NC	899.1	4.56%	2.22%	4.11%	2.05%	$79,093	2.06%	0.45%	0.3%
Greenville	SC	587.8	1.70%	1.10%	1.74%	1.30%	$62,302	1.30%	0.90%	5.8%
Myrtle Beach	SC	215.2	3.45%	2.11%	3.73%	2.19%	$52,930	1.03%	0.76%	5.2%
Chattanooga	TN	489.6	0.92%	0.72%	1.82%	1.00%	$62,103	1.41%	0.88%	3.6%
Austin-Round Rock	TX	1,434.9	4.89%	2.97%	6.04%	3.10%	$77,408	3.25%	1.00%	4.2%
Houston	TX	5,158.5	2.57%	1.66%	2.79%	1.69%	$89,583	2.65%	0.68%	5.7%
Killeen-Temple-Fort Hood	TX	347.8	2.07%	1.40%	2.74%	1.59%	$59,104	1.70%	0.66%	4.2%
San Antonio	TX	1,850.7	2.23%	1.73%	3.39%	2.07%	$68,675	2.02%	0.87%	4.6%
Staunton	VA		1.00%	0.60%	1.10%	0.60%	$56,638	0.80%	0.60%

Sunbelt States *		105,443.2	1.85%	1.36%	2.40%	1.54%	$65,379	1.73%	0.78%	4.8%
United States		294,197.3	1.28%	1.00%	1.77%	1.26%	$73,960	1.59%	0.88%	5.2%

Source:Claritas

		POPULATION			HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj'd			Proj'd
		2004	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2000	2003-2008	2003	2000-2003	2003-2008
Locust	NC	2.6	6.8%	6.9%	$56,881	11.5%	10.9%
Bluffton	SC	1.6	30.0%	28.6%	$54,014	17.6%	19.8%

* Sunbelt States include:

Alabama, Arizona, Arkansas, Georgia, Florida, Kentucky, Louisiana, Mississippi,
New Mexico, North Carolina, Oklahoma, South Carolina, Virginia, Tennessee,Texas

4Q04	- 52 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

4Q04	- 53 -	NYSE: CLP